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                                                       hours per response: 18.9
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05685
                                   ---------------------------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 225 Pictoria Drive, Suite 450               Cincinnati, Ohio         45246
--------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                    ----------------------------

Date of fiscal year end:        March 31, 2009
                            ----------------------------

Date of reporting period:       September 30, 2008
                            ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


   DAVENPORT      ||
----------------  || DAVENPORT CORE FUND
ASSET MANAGEMENT  ||

                               SEMI-ANNUAL REPORT

                               September 30, 2008
                                   (Unaudited)


--------------------------------------------------------------------------------

THE DAVENPORT CORE FUND
LETTER TO SHAREHOLDERS                                          OCTOBER 16, 2008
================================================================================

Dear Shareholders,

The following chart represents The Davenport Core Fund's (the Fund) performance and the performance of the S&P 500 Index*, the Fund's primary benchmark for the periods ended September 30, 2008.

                                                                Since     Gross
                                                             Inception** Expense
          Q3 2008   1 Year   3 Years**  5 Years**  10 Years** (1/15/98)   Ratio:
--------------------------------------------------------------------------------
DAVPX      -7.34    -19.71     1.93       5.76       4.07        3.75      0.97%
S&P 500    -8.37    -21.98     0.22       5.17       3.06        3.61

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-281-3217.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**   Annualized

                                MARKET COMMENTARY

The events of this most recent quarter will be remembered for a long time. Turmoil in our credit markets and banking system experienced a crescendo that shook financial markets. During the quarter, we witnessed the following: government bailouts of Fannie Mae and Freddie Mac, Lehman Brothers declaring bankruptcy, a government bailout of AIG, Bank of America buying Merrill Lynch at distressed prices, Washington Mutual being sold to JPMorgan, Wachovia being sold at distressed prices and, to top it all off, our government proposing and failing to pass a historic economic rescue bill on the first try. These events are likely to provide subject matter for many books and movies in coming years. Clearly, this has been a challenging and unsettling time for investors.

The S&P 500 declined 8.4% during the third quarter and was down 19.3% year-to-date. The Lipper Equity Income and Russell Midcap indices declined 7.6% and 12.9%, respectively, for the quarter and were down 18.9% and 19.5%, respectively, on a year-to-date basis. The Fund strategy was pressured in tandem with general market weakness, but fared well relative to its benchmark.

What might the world look like when the storm passes? Once the debt bubble is completely deflated, our financial system and economy are likely to look markedly different. Put simply, people are likely to approach debt much more cautiously. We expect an environment in which lenders lend more prudently and borrowers borrow more prudently. The cost of borrowing will likely be higher and economic growth could be somewhat muted for a while. We could see stocks rally from current levels given extreme pessimism, record levels of cash on the sidelines and government efforts to reflate the economy, but we may be in for a sustained period of more moderate returns once the credit storm passes.

How are we responding? First of all, we are confident the world is not ending. That said we have taken on a more defensive posture and are emphasizing companies that are less dependent on a cyclical rebound. Furthermore, many of the themes we have been espousing over the past year now seem more relevant than ever. We continue to believe strongly in the simple concepts of quality, transparency and visibility. We also think select large cap stocks may become increasingly appealing. As a group, large-cap companies continue to trade at very reasonable valuations when compared to small and mid-cap issues. In our view, these companies offer many advantages including relatively predictable growth, ready access to capital, global exposure and trading liquidity. Moreover, these companies shouldn't have to compete as much with private equity players when looking to buy assets.

Perhaps most important, we are emphasizing companies that will not only survive this mess, but also have a chance of emerging much stronger. These companies have very strong balance sheets and are in a position to take advantage of this environment either by taking business from distressed competitors or buying assets cheaply. In many cases, these companies are sitting on very large cash balances. Take Warren Buffett's Berkshire Hathaway for example. The company recently struck very attractive deals to buy Constellation Energy and stakes in both Goldman Sachs and General Electric, yet still has roughly $20 billion of cash at its disposal. In a world of distressed assets, this cash balance becomes increasingly valuable. Companies such as Exxon Mobil and Microsoft also have extremely large cash positions, but are more likely to be opportunistically repurchasing their own stock rather than buying other distressed businesses.

Our approach to the Financials sector is also built around a survivor mentality. In fact, "winner take all" may be a better way of putting it for this industry. Put simply, there will be fewer but stronger players when this is over. Those companies that have liquidity are in a position to benefit from the demise of their peers. Here again, Berkshire Hathaway provides a good example. It and other well capitalized insurance companies could win business from weakened competitors. In the banking world, companies such as Bank of America and JPMorgan that have capital and have purchased assets at distressed prices may ultimately emerge stronger.

Also, we are not allowing recent events to change our approach toward investing. We are certainly paying attention to these happenings and their impact on the Fund's positions, but are attempting to avoid noise and focus primarily on individual companies that provide solid long-term opportunities. Fundamental research sometimes feels futile in a fast money world; however, we are confident it will bear fruit over time. We also remain very mindful of risk. While the Fund is almost fully invested, we do not have any outsized bets on individual companies or sectors. As noted in our last letter, we are big believers in the merits of investing in a diversified portfolio of quality public equities. This approach may have seemed mundane in a world where more exotic strategies thrived, but its transparency, liquidity and relatively low cost may become increasingly desirable.

In sum, recent events have been painful for all of us. Our financial system is going through a restructuring process that may occur at an accelerated pace, with longer-term implications yet to be fully understood. The good news is that every collapse pushes the cleansing process closer to an end. Ultimately, we should in fact have a stronger foundation upon which to build.

                                    THE FUND

The third quarter was a tough period for investors. The Fund had a tough quarter, but fared a little better than the S&P 500 Index (the Index) returning -7.34% versus -8.37%, respectively. During the first two months of the third quarter, the market managed to stay roughly flat; however, we witnessed steep declines in September as turmoil in our banking system and credit markets reached alarming levels. In September alone, the Index was down 8.91%. On a year-to-date basis, the Index was down 19.29% versus down 18.88% for the Fund at the end of the quarter.

September was particularly tough and while the decline was clearly bothersome, we were pleased to avoid some of the market's downside during such a difficult time. Although we experienced fairly broad based portfolio weakness, we were able to avoid major collapses within the Financials sector. In fact, the Financials sector was the biggest relative contributor to performance during the quarter.

Consumer Staples, where we maintain an overweight position, proved defensive in a difficult environment and also helped performance. On the other hand, Energy stocks declined sharply as oil prices fell, but our modest underweight position in the sector helped performance versus the Index. Technology stocks, which declined on fears of slowing corporate spending, also hurt performance.

We are more mindful of risk than ever and continue to take steps to upgrade the quality of our holdings. Put simply, we are dealing with a different world than we were just a few weeks ago. While credit markets should not remain in panic mode forever, we believe access to capital will be more difficult (more expensive at the least) for an extended period of time. In this type of environment, we are emphasizing companies that we expect will not only survive but emerge stronger. These are companies that are cash-rich and in a position to buy assets. Furthermore, we have placed an increased emphasis on companies that are not as dependent on a cyclical rebound.

Most of our actions during the quarter reflect our ongoing emphasis on quality and relatively defensive earnings streams. For instance, we established new positions in Accenture and Automatic Data Processing. Each of these companies is an industry leader with a large cash position and high level of recurring revenue. In our opinion, they should be able to weather the storm better than many companies and should also be able to participate in an improved economic environment. We also established a new position in Diageo, which is a global spirits company. It has leading brands, a relatively defensive earnings stream and an above average dividend yield.

We also shifted to more defensive names within select industries. In the Energy sector, for example, we sold our position in XTO Energy and used part of the proceeds to increase our exposure to Exxon Mobil. XTO needs capital to execute its growth plans and is focused almost solely on domestic natural gas production. Exxon, on the other hand, is a globally diversified energy company that has a huge cash position and does not need external capital to grow. In addition, the company has consistently repurchased its shares over time. Within the Consumer sector, we sold positions in both CarMax and Marriott. In these cases, earnings estimates appear vulnerable and the companies rely on securitization markets to fund a least a portion of their businesses. We purchased a new position in Altria, which has relatively predictable earnings, a strong balance sheet and the ability to return significant cash to shareholders.

These are clearly unprecedented times in recent history and investors are sure to find the market's performance unsettling. As evidenced by our remarks, we are very focused on managing risk and positioning the Fund to perform well in coming years. As always, thank you for your trust.

                                  NEW POSITIONS

ACCENTURE LTD. (ACN) is a leading management consulting, technology services and outsourcing company. Through five platforms the company serves a wide array of companies in multiple industries across the globe. This diversified client base is augmented by an attractive business model characterized by low capital intensity, an industry leading low cost labor mix, and a high percentage of recurring revenues (40%). Moreover, the company has a solid balance sheet and generates a lot of cash with which it has been buying back stock.

AUTOMATIC DATA PROCESSING, INC. (ADP) provides information systems and processing services to human resources departments as well as back office support for auto dealers. The company has a triple-A balance sheet and has delivered double digit revenue and earnings per share growth over the past few years. Moreover, 90% of revenue is recurring and the company generates a significant amount of free cash with which it has consistently paid a dividend and bought back a meaningful amount of its own shares.

DIAGEO PLC (DEO) is one of the world's leading producers of alcoholic beverages, with high quality brands such as Smirnoff, Johnnie Walker, Tanqueray and Jose Quervo. While the stock has been under pressure, the company has remained operationally resilient, posting high single digit increases in revenue and operating profit in FY08. Management expects the company to achieve high single digit sales growth and operating profit growth in the 7-9% range over the next year. We believe that through investing in its core brands the company will continue to navigate a difficult economic environment and post solid results.

LABORATORY CORPORATION OF AMERICA HOLDINGS (LH) is the second largest provider of independent clinical lab services in the United States, holding a 26% share of the independent clinical market and an 8% share of the total lab market. We view LH as being part of the solution to enhancing the efficiency and efficacy of health care services through its value added array of lab service offerings. Moreover, the company appears to be positioned for above average earnings per share growth of 15% annually for the next several years.

SPDR S&P BIOTECH INDEX ETF (XBI) has a concentrated portfolio represented by 24 companies with over 30% being larger capitalization firms. The ETF (exchange traded fund) has representation among instrumentation companies supporting R&D, specialty pharma organizations, and biologic oriented entities focusing on genotyping. The ETF has been in existence since February 2006, with annual returns averaging 11.3% inclusive of dividends. We are attracted to the biotech industry given revolutionary new treatments, relatively non-cyclical earnings and lack of exposure to the political and competitive headwinds facing the pharmaceutical industry.

SUNTRUST BANKS, INC. (STI) is a $177 billion regional bank headquartered in Atlanta, Georgia. The bank operates extensively in the Mid-Atlantic and Southeast regions and currently is the largest bank (ranked by deposit share) in Georgia, the second largest in DC, the third largest in Florida and Tennessee, and the sixth largest in Virginia, North Carolina and Maryland. While exposed to some of the troubled areas of the housing market, we believe STI has aggressively written down its most problematic assets. The stock also pays a very attractive dividend yielding 5.6%. Increased Positions

CHINA MOBILE LTD. (CHL) is the largest global wireless carrier with over 400 million subscribers. The stock has been pressured as a result of fund flows out of Chinese equities in addition to uncertainty surrounding industry restructuring efforts. That said, the company continues to outpace peers, adding more than 6 million subscribers per month and consistently taking market share. Moreover, the company's massive scale, operational expertise and robust financial resources help it to generate twice the profits of its nearest rivals.

EXXON MOBIL CORP. (XOM) is a high quality integrated energy company with industry leading returns and a massive balance sheet. While production growth on an absolute basis continues to struggle, we would point out that the company has grown its production per share at a compound annual growth rate of 3.7% since the beginning of this decade (leading its peers), made possible by aggressive buyback activity. Historically, shares of XOM have received a premium to other integrated oil companies because of its shrewd capital management, willingness to return cash to shareholders and industry leading returns.

                                                     Sincerely,

                                                     Joseph L. Antrim, III
                                                     President
                                                     The Davenport Core Fund

THE DAVENPORT CORE FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE DAVENPORT CORE FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

         STANDARD & POOR'S 500 INDEX       THE DAVENPORT CORE FUND
         ----------------------------     -------------------------
               DATE        VALUE              DATE        VALUE
               ----       ------              ----       ------
             09/30/98    $10,000            09/30/98    $10,000
             12/31/98     12,130            12/31/98     11,578
             03/31/99     12,734            03/31/99     12,151
             06/30/99     13,632            06/30/99     12,773
             09/30/99     12,780            09/30/99     11,981
             12/31/99     14,682            12/31/99     13,388
             03/31/00     15,019            03/31/00     13,965
             06/30/00     14,620            06/30/00     13,525
             09/30/00     14,478            09/30/00     13,398
             12/31/00     13,345            12/31/00     13,293
             03/31/01     11,763            03/31/01     11,639
             06/30/01     12,452            06/30/01     12,026
             09/30/01     10,624            09/30/01     10,792
             12/31/01     11,759            12/31/01     11,766
             03/31/02     11,791            03/31/02     11,975
             06/30/02     10,212            06/30/02     10,968
             09/30/02      8,447            09/30/02      9,335
             12/31/02      9,160            12/31/02      9,850
             03/31/03      8,872            03/31/03      9,501
             06/30/03     10,237            06/30/03     10,839
             09/30/03     10,508            09/30/03     11,261
             12/31/03     11,788            12/31/03     12,334
             03/31/04     11,987            03/31/04     12,704
             06/30/04     12,194            06/30/04     12,742
             09/30/04     11,966            09/30/04     12,542
             12/31/04     13,071            12/31/04     13,744
             03/31/05     12,790            03/31/05     13,583
             06/03/05     12,965            06/03/05     13,604
             09/30/05     13,432            09/30/05     14,074
             12/31/05     13,713            12/31/05     14,375
             03/31/06     14,290            03/31/06     14,870
             06/30/06     14,084            06/30/06     14,687
             09/30/06     14,882            09/30/06     15,280
             12/31/06     15,878            12/31/06     16,240
             03/31/07     15,980            03/31/07     16,361
             06/30/07     16,983            06/30/07     17,633
             09/30/07     17,328            09/30/07     18,562
             12/31/07     16,751            12/31/07     18,372
             03/31/08     15,169            03/31/08     16,924
             06/30/08     14,755            06/30/08     16,083
             09/30/08     13,520            09/30/08     14,903

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                    (for periods ended September 30, 2008)

                                         1 YEAR      5 YEARS    10 YEARS
The Davenport Core Fund                  -19.71%      5.76%       4.07%
Standard & Poor's 500 Index              -21.98%      5.17%       3.06%
--------------------------------------------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT CORE FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                               [BAR CHART OMITTED]

                                                           S&P 500
                              The Davenport Core Fund       Index
                              -----------------------      -------
Consumer Discretionary                  7.5%                  8.5%
Consumer Staples                       19.1%                 12.2%
Energy                                 11.1%                 13.4%
Financials                             16.6%                 15.8%
Health Care                             8.7%                 13.1%
Industrials                             9.0%                 11.1%
Information Technology                 15.7%                 16.0%
Materials                               3.5%                  3.4%
Telecommunication Services              2.3%                  3.0%
Utilities                               0.0%                  3.5%
Exchange-Traded Funds                   1.5%                  0.0%
Cash Equivalents                        5.0%                  0.0%


TOP TEN EQUITY HOLDINGS

                                                             % OF
SECURITY DESCRIPTION                                      NET ASSETS
--------------------                                      ----------
Exxon Mobil Corporation                                      3.4%
Berkshire Hathaway, Inc. - Class B                           2.9%
General Electric Company                                     2.7%
Colgate-Palmolive Company                                    2.7%
Markel Corporation                                           2.4%
PepsiCo, Inc.                                                2.4%
SYSCO Corporation                                            2.4%
United Technologies Corporation                              2.4%
Johnson & Johnson                                            2.2%
Chevron Corporation                                          2.2%

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 93.5%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 7.5%
    35,114   Fortune Brands, Inc. .............................   $   2,014,139
   100,673   Lowe's Companies, Inc. ...........................       2,384,944
    59,693   Marriott International, Inc. - Class A ...........       1,557,390
    54,529   Omnicom Group, Inc. ..............................       2,102,638
    72,375   Walt Disney Company (The) ........................       2,221,189
                                                                  -------------
                                                                     10,280,300
                                                                  -------------
             CONSUMER STAPLES -- 19.1%
    48,457   Colgate-Palmolive Company ........................       3,651,235
    72,706   CVS Caremark Corporation .........................       2,447,284
    29,900   Diageo plc - ADR .................................       2,058,914
    80,141   Kraft Foods, Inc. ................................       2,624,618
    46,350   PepsiCo, Inc. ....................................       3,303,364
    38,418   Procter & Gamble Company (The) ...................       2,677,350
    87,784   SABMiller plc - ADR ..............................       1,699,261
   106,679   SYSCO Corporation ................................       3,288,914
    66,336   Walgreen Company .................................       2,053,763
    40,897   Wal-Mart Stores, Inc. ............................       2,449,321
                                                                  -------------
                                                                     26,254,024
                                                                  -------------
             ENERGY -- 11.1%
    51,638   Cameco Corporation ...............................       1,152,044
    36,766   Chevron Corporation ..............................       3,032,460
    18,044   EOG Resources, Inc. ..............................       1,614,216
    60,194   Exxon Mobil Corporation ..........................       4,674,666
    33,949   Schlumberger Ltd. ................................       2,651,077
    20,044   Transocean, Inc. (a) .............................       2,201,633
                                                                  -------------
                                                                     15,326,096
                                                                  -------------
             FINANCIALS -- 16.6%
    50,605   Bank of America Corporation ......................       1,771,175
    63,163   BB&T Corporation .................................       2,387,561
       909   Berkshire Hathaway, Inc. - Class B (a) ...........       3,995,055
    94,600   Brookfield Asset Management, Inc. ................       2,595,824
    57,512   Capital One Financial Corporation ................       2,933,112
    54,736   JPMorgan Chase & Company .........................       2,556,171
     9,501   Markel Corporation (a) ...........................       3,339,602
    36,025   SunTrust Banks, Inc. .............................       1,620,765
    30,632   T. Rowe Price Group, Inc. ........................       1,645,245
                                                                  -------------
                                                                     22,844,510
                                                                  -------------
             HEALTH CARE -- 8.7%
    42,962   Allergan, Inc. ...................................       2,212,543
    44,590   Johnson & Johnson ................................       3,089,195
    31,675   Laboratory Corporation of America Holdings (a) ...       2,201,413
    53,703   Wyeth ............................................       1,983,789
    38,038   Zimmer Holdings, Inc. (a) ........................       2,455,733
                                                                  -------------
                                                                     11,942,673
                                                                  -------------

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 93.5%  (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 9.0%
    35,744   Danaher Corporation ..............................   $   2,480,634
   144,792   General Electric Company .........................       3,692,196
    46,391   United Parcel Service, Inc. - Class B ............       2,917,530
    54,571   United Technologies Corporation ..................       3,277,534
                                                                  -------------
                                                                     12,367,894
                                                                  -------------
             INFORMATION TECHNOLOGY -- 15.7%
    55,675   Accenture Ltd. - Class A .........................       2,115,650
    13,839   Apple, Inc. (a) ..................................       1,572,941
    50,150   Automatic Data Processing, Inc. ..................       2,143,912
   107,819   Cisco Systems, Inc. (a) ..........................       2,432,397
     3,594   Google, Inc. (a) .................................       1,439,469
   110,711   Intel Corporation ................................       2,073,617
    21,688   International Business Machines Corporation ......       2,536,628
   104,349   Microsoft Corporation ............................       2,785,075
   100,177   Nokia Corporation - ADR ..........................       1,868,301
   128,061   Oracle Corporation (a) ...........................       2,600,919
                                                                  -------------
                                                                     21,568,909
                                                                  -------------
             MATERIALS -- 3.5%
    52,051   Albemarle Corporation ............................       1,605,253
    26,149   Praxair, Inc. ....................................       1,875,929
     5,122   Rio Tinto PLC - ADR ..............................       1,277,939
                                                                  -------------
                                                                      4,759,121
                                                                  -------------
             TELECOMMUNICATION SERVICES -- 2.3%
    32,428   China Mobile Ltd. - ADR ..........................       1,623,994
    22,721   Millicom International Cellular S.A. (a) .........       1,560,251
                                                                  -------------
                                                                      3,184,245
                                                                  -------------

             TOTAL COMMON STOCKS (Cost $123,161,774) ..........   $ 128,527,772
                                                                  -------------

================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 1.5%                             VALUE
--------------------------------------------------------------------------------
    34,650   SPDR S&P Biotech ETF (Cost $2,285,722) ...........   $   2,083,504
                                                                  -------------

================================================================================
 PAR VALUE   U.S. TREASURY OBLIGATIONS -- 0.7%                         VALUE
--------------------------------------------------------------------------------
$1,000,000   U.S. Treasury Bill, 1.62%,
                due 10/23/2008 (Cost $999,016) ................   $     999,866
                                                                  -------------

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    MONEY MARKET FUNDS -- 4.4%                                VALUE
--------------------------------------------------------------------------------
 6,090,223   First American Treasury Obligations Fund -
                Class Y, 0.423% (b) (Cost $6,090,223) .........   $   6,090,223
                                                                  -------------
             TOTAL INVESTMENTS AT VALUE -- 100.1%
                (Cost $132,536,735) ...........................   $ 137,701,365

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)...        (124,760)
                                                                  -------------

             NET ASSETS -- 100.0% .............................   $ 137,576,605
                                                                  =============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements

THE DAVENPORT CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
ASSETS
   Investments in securities:
     At acquisition cost ........................................   $132,536,735
                                                                    ============
     At market value (Note 1) ...................................   $137,701,365
   Dividends receivable .........................................        158,567
   Receivable for capital shares sold ...........................         50,487
   Other assets .................................................         18,937
                                                                    ------------
     TOTAL ASSETS ...............................................    137,929,356
                                                                    ------------

LIABILITIES
   Payable for capital shares redeemed ..........................        236,453
   Accrued investment advisory fees (Note 3) ....................         96,855
   Accrued administration fees (Note 3) .........................         16,500
   Accrued compliance fees (Note 3) .............................          1,700
   Other accrued expenses .......................................          1,243
                                                                    ------------
     TOTAL LIABILITIES ..........................................        352,751
                                                                    ------------

NET ASSETS ......................................................   $137,576,605
                                                                    ============

Net assets consist of:
Paid-in capital .................................................   $130,336,900
Accumulated net investment income ...............................         27,894
Accumulated net realized gains from security transactions .......      2,047,181
Net unrealized appreciation on investments ......................      5,164,630
                                                                    ------------
Net assets ......................................................   $137,576,605
                                                                    ============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..........................     11,353,216
                                                                    ------------

Net asset value, offering price and redemption
   price per share (Note 1) .....................................   $      12.12
                                                                    ============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
INVESTMENT INCOME
   Dividends (Net of foreign tax of $24,882) ...................   $  1,390,738
   Interest ....................................................          4,351
                                                                   ------------
     TOTAL INVESTMENT INCOME ...................................      1,395,089
                                                                   ------------

EXPENSES
   Investment advisory fees (Note 3) ...........................        584,370
   Administration fees (Note 3) ................................        106,646
   Custodian fees ..............................................         11,009
   Compliance service fees and expenses ........................         10,427
   Trustees' fees and expenses .................................          8,147
   Professional fees ...........................................          8,096
   Registration fees ...........................................          6,510
   Postage and supplies ........................................          5,699
   Insurance expense ...........................................          5,636
   Printing of shareholder reports .............................          5,432
   Other expenses ..............................................          3,111
                                                                   ------------
     TOTAL EXPENSES ............................................        755,083
                                                                   ------------

NET INVESTMENT INCOME ..........................................        640,006
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ..............       (883,674)
   Net change in unrealized
     appreciation/depreciation on investments ..................    (19,034,050)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..............    (19,917,724)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS .....................   $(19,277,718)
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================
                                                               SIX MONTHS
                                                                  ENDED            YEAR
                                                                SEPT. 30,         ENDED
                                                                  2008           MARCH 31,
                                                               (UNAUDITED)         2008
--------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income .....................................   $     640,006    $     967,807
   Net realized gains (losses) from security transactions .        (883,674)      13,162,124
   Net change in unrealized appreciation/
     depreciation on investments ..........................     (19,034,050)      (8,698,751)
                                                              -------------    -------------
Net increase (decrease) in net assets from operations .....     (19,277,718)       5,431,180
                                                              -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................        (612,112)        (970,615)
   From net realized capital gains on security transactions              --      (14,895,339)
                                                              -------------    -------------
Decrease in net assets from distributions to shareholders .        (612,112)     (15,865,954)
                                                              -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................      12,627,850       18,325,065
   Net asset value of shares issued in
     reinvestment of distributions to shareholders ........         580,064       15,101,443
   Payments for shares redeemed ...........................     (11,540,033)     (18,848,280)
                                                              -------------    -------------
Net increase in net assets from capital share transactions        1,667,881       14,578,228
                                                              -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...................     (18,221,949)       4,143,454

NET ASSETS
   Beginning of period ....................................     155,798,554      151,655,100
                                                              -------------    -------------
   End of period ..........................................   $ 137,576,605    $ 155,798,554
                                                              =============    =============

ACCUMULATED NET INVESTMENT INCOME .........................   $      27,894    $          --
                                                              =============    =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................         904,331        1,201,518
   Reinvested .............................................          44,394        1,005,915
   Redeemed ...............................................        (865,795)      (1,221,802)
                                                              -------------    -------------
   Net increase in shares outstanding .....................          82,930          985,631
   Shares outstanding at beginning of period ..............      11,270,286       10,284,655
                                                              -------------    -------------
   Shares outstanding at end of period ....................      11,353,216       11,270,286
                                                              =============    =============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                    SEPTEMBER 30,                         YEARS ENDED MARCH 31,
                                                        2008        --------------------------------------------------------------
                                                     (UNAUDITED)        2008          2007         2006        2005        2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $    13.82     $    14.75   $    13.99   $    13.08   $    12.30   $     9.23
                                                     ----------     ----------   ----------   ----------   ----------   ----------

Income (loss) from investment operations:
   Net investment income..........................         0.06           0.10         0.10         0.07         0.07         0.04
   Net realized and unrealized gains
      (losses) on investments ....................        (1.71)          0.53         1.28         1.17         0.78         3.07
                                                     ----------     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................        (1.65)          0.63         1.38         1.24         0.85         3.11
                                                     ----------     ----------   ----------   ----------   ----------   ----------

Less distributions:
   Dividends from net
      investment income ..........................        (0.05)         (0.10)       (0.10)       (0.07)       (0.07)       (0.04)
   Distributions from net realized gains .........           --          (1.46)       (0.52)       (0.26)          --           --
                                                     ----------     ----------   ----------   ----------   ----------   ----------
Total distributions ..............................        (0.05)         (1.56)       (0.62)       (0.33)       (0.07)       (0.04)
                                                     ----------     ----------   ----------   ----------   ----------   ----------

Net asset value at end of period .................   $    12.12     $    13.82   $    14.75   $    13.99   $    13.08   $    12.30
                                                     ==========     ==========   ==========   ==========   ==========   ==========

Total return (a) .................................     (11.94)%(b)       3.44%       10.02%        9.48%        6.91%       33.72%
                                                     ==========     ==========   ==========   ==========   ==========   ==========

Net assets at end of period (000's) ..............   $  137,577     $  155,799   $  151,655   $  148,923   $  138,181   $  121,769
                                                     ==========     ==========   ==========   ==========   ==========   ==========

Ratio of expenses to average net assets ..........        0.97%(c)       0.96%        0.98%        0.98%        0.98%        1.00%

Ratio of net investment income to
   average net assets ............................        0.82%(c)       0.60%        0.67%        0.50%        0.57%        0.35%

Portfolio turnover rate.. ........................          23%(b)         37%          26%          39%          28%          25%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Davenport Core Fund (formerly The Davenport Equity Fund) (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The  following  is a summary  of the  Fund's  significant  accounting  policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities

      o     Level 2 - other significant observable inputs

      o     Level 3 - significant unobservable inputs

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2008:

--------------------------------------------------------------------------------
                                                                  THE DAVENPORT
VALUATION INPUTS                                                    CORE FUND
--------------------------------------------------------------------------------
Level 1 - Quoted prices .......................................   $ 136,701,499
Level 2 - Other significant observable inputs .................         999,866
                                                                  -------------
Total .........................................................   $ 137,701,365
                                                                  =============
--------------------------------------------------------------------------------

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2008 and March 31, 2008 was as follows:

--------------------------------------------------------------------------------
                              ORDINARY          LONG-TERM
   PERIOD ENDED                INCOME         CAPITAL GAINS         TOTAL
--------------------------------------------------------------------------------
   September 30, 2008        $   612,112      $         --      $    612,112
   March 31, 2008            $ 2,627,384      $ 13,238,570      $ 15,865,954
--------------------------------------------------------------------------------

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2008:
--------------------------------------------------------------------------------
Cost of portfolio investments .................................   $ 132,841,054
                                                                  =============
Gross unrealized appreciation .................................    $ 17,791,882
Gross unrealized depreciation .................................     (12,931,571)
                                                                  -------------
Net unrealized appreciation ...................................   $   4,860,311
Accumulated ordinary income ...................................          27,894
Undistributed long-term gains .................................       3,235,174
Other losses ..................................................        (883,674)
                                                                  -------------
Accumulated earnings ..........................................   $   7,239,705
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

FASB's Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) and has concluded that no provision for income tax is required in the financial statments.

2.    INVESTMENT TRANSACTIONS

During the six months ended September 30, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $33,724,719 and $34,352,134, respectively.

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million. In addition, the Fund reimburses Ultimus for any out-of-pocket expenses incurred for providing these services.

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE DAVENPORT CORE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2008 through September 30, 2008).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                  BEGINNING          ENDING
                                ACCOUNT VALUE     ACCOUNT VALUE    EXPENSES PAID
                                APRIL 1, 2008    SEPT. 30, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $   880.60         $4.57
Based on Hypothetical 5% Return
      (before expenses)           $1,000.00        $ 1,020.21         $4.91
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT CORE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is also available without charge upon request by calling toll-free 1- 800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

================================================================================

                  THE DAVENPORT CORE FUND

                  INVESTMENT ADVISER
                  Davenport & Company LLC
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219-4037

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  1-800-281-3217

                  CUSTODIAN
                  US Bank
                  425 Walnut Street
                  Cincinnati, Ohio 45202

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt III

                  OFFICERS
                  Joseph L. Antrim III, President
                  John P. Ackerly IV, Vice President

================================================================================

DAVENPORT
----------------
ASSET MANAGEMENT

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE o SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

================================================================================

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND


                               SEMI-ANNUAL REPORT


                               SEPTEMBER 30, 2008
                                   (UNAUDITED)


                               Investment Adviser
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
------------------------------------------------------

[PIE CHART OMITTED]

Equities                                     61.9%
Fixed Income                                 34.8%
Cash Equivalents                              3.3%


                                              % OF
TEN LARGEST EQUITY HOLDINGS                NET ASSETS
------------------------------------------------------
Public Service Enterprise Group, Inc.         1.4%
Microsoft Corporation                         1.4%
Cisco Systems, Inc.                           1.4%
Corning, Inc.                                 1.3%
General Electric Company                      1.2%
Genzyme Corporation                           1.2%
Chevron Corporation                           1.2%
Express Scripts, Inc.                         1.1%
Teva Pharmaceutical Industries Ltd. - ADR     1.1%
Lockheed Martin Corporation                   1.1%


EQUITY SECTOR CONCENTRATION VS. THE S&P 500 INDEX (61.9% OF NET ASSETS)
-----------------------------------------------------------------------

[BAR CHART OMITTED]                  (% OF EQUITY PORTFOLIO)

                                     THE JAMESTOWN
                                        BALANCED     S&P 500
                                          FUND        INDEX
                                       ---------     -------
Consumer Discretionary                    4.6%         8.5%
Consumer Staples                         10.9%        12.2%
Energy                                   12.7%        13.3%
Financials                               10.9%        15.8%
Health Care                              16.3%        13.1%
Industrials                              13.9%        11.1%
Information Technology                   20.3%        16.0%
Materials                                 3.9%         3.4%
Telecommunication Services                1.4%         3.0%
Utilities                                 2.2%         3.6%
Exchange-Traded Funds                     2.9%         0.0%


FIXED-INCOME PORTFOLIO (34.8% OF NET ASSETS)
------------------------------------------------------
Average Stated Maturity (Years)                3.66
Average Duration (Years)                       3.12
Average Coupon                                5.76%
Average Yield to Maturity                     4.99%


                                         % OF FIXED
SECTOR BREAKDOWN                      INCOME PORTFOLIO
------------------------------------------------------
U.S. Treasury                                14.9%
U.S. Government Agency                       22.1%
Mortgage-Backed                              17.4%
Corporate                                    45.6%
                                            ------
                                            100.0%


                                        % OF FIXED
CREDIT QUALITY                       INCOME PORTFOLIO
------------------------------------------------------
AAA                                          54.0%
AA                                            4.0%
A                                            34.0%
BBB                                           8.0%
                                            ------
                                            100.0%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
------------------------------------------------------

[PIE CHART OMITTED]

Equities                                     93.2%
Cash Equivalents                              6.8%


                                              % OF
TEN LARGEST EQUITY HOLDINGS                NET ASSETS
------------------------------------------------------
Microsoft Corporation                         2.0%
Public Service Enterprise Group, Inc.         2.0%
Cisco Systems, Inc.                           1.9%
Corning, Inc.                                 1.8%
Chevron Corporation                           1.7%
Genzyme Corporation                           1.7%
Teva Pharmaceutical Industries Ltd. - ADR     1.7%
Express Scripts, Inc.                         1.7%
Financial Select Sector SPDR Fund             1.7%
Thermo Fisher Scientific, Inc.                1.6%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
------------------------------------------------------

[BAR CHART OMITTED]                     (% OF NET ASSETS)

                                     THE JAMESTOWN
                                         EQUITY      S&P 500
                                          FUND        INDEX
                                       ---------     -------
Consumer Discretionary                    4.4%         8.5%
Consumer Staples                         10.2%        12.2%
Energy                                   11.8%        13.3%
Financials                                9.8%        15.8%
Health Care                              15.0%        13.1%
Industrials                              13.5%        11.1%
Information Technology                   18.6%        16.0%
Materials                                 3.6%         3.4%
Telecommunication Services                1.4%         3.0%
Utilities                                 2.0%         3.6%
Exchange-Traded Funds                     2.9%         0.0%
Cash Equivalents                          6.8%         0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
------------------------------------------------------

[PIE CHART OMITTED]

Equities                                     96.1%
Cash Equivalents                              3.9%


                                              % OF
TEN LARGEST EQUITY HOLDINGS                NET ASSETS
------------------------------------------------------
Financial Select Sector SPDR Fund             2.7%
Thermo Fisher Scientific, Inc.                2.0%
Express Scripts, Inc.                         1.9%
Lockheed Martin Corporation                   1.8%
Hewlett-Packard Company                       1.8%
Oracle Corporation                            1.8%
Symantec Corporation                          1.8%
Kroger Company (The)                          1.8%
Unum Group                                    1.8%
International Business
  Machines Corporation                        1.7%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
------------------------------------------------------

[BAR CHART OMITTED]                     (% OF NET ASSETS)

                                     THE JAMESTOWN
                                         SELECT      S&P 500
                                          FUND        INDEX
                                       ---------     -------
Consumer Discretionary                    8.7%         8.5%
Consumer Staples                          9.4%        12.2%
Energy                                   12.8%        13.3%
Financials                                9.6%        15.8%
Health Care                              11.2%        13.1%
Industrials                              13.0%        11.1%
Information Technology                   18.3%        16.0%
Materials                                 4.4%         3.4%
Telecommunication Services                1.5%         3.0%
Utilities                                 4.5%         3.6%
Exchange-Traded Funds                     2.7%         0.0%
Cash Equivalents                          3.9%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

                   CHARACTERISTICS
                  (WEIGHTED AVERAGE)
------------------------------------------------------
30-day SEC Yield                              3.11%
Tax-Equivalent Yield                          4.78%*
Average Maturity (years)                       4.3
Average Duration (years)                       3.6
Average Quality                                 AA
Number of Issues                                41

* Assumes a maximum 35.0% federal tax rate.


MATURITY BREAKDOWN (% OF PORTFOLIO)
------------------------------------------------------

[BAR CHART OMITTED]

0-2 Years                                    13.0%
2-5 Years                                    29.9%
5-10 Years                                   42.6%
10+ Years                                    14.5%


CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------

[PIE CHART OMITTED]

AAA                                          30.0%
AA                                           65.0%
A                                             5.0%


SECTOR DIVERSIFICATION (% OF PORTFOLIO)
------------------------------------------------------

[PIE CHART OMITTED]

Revenues                                     60%
General Obligations                          27%
Government Guaranteed                        13%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
------------------------------------------------------

[PIE CHART OMITTED]

Equities                                     97.5%
Other                                         2.5%


                                               % OF
TEN LARGEST HOLDINGS       COUNTRY          NET ASSETS
------------------------------------------------------
SAP AG                     Germany             4.3%
Koninklijke (Royal)
  KPN NV                   Netherlands         2.6%
Repsol YPF SA              Spain               2.5%
Mitsubishi Estate
  Company Ltd.             Japan               2.4%
GDF Suez                   France              2.3%
GlaxoSmithKline PLC        United Kingdom      2.1%
Siemens AG                 Germany             1.9%
ENI SpA                    Italy               1.9%
Royal Dutch Shell
  PLC - Class A            United Kingdom      1.8%
DBS Group Holdings Ltd.    Singapore           1.8%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
------------------------------------------------------------

[BAR CHART OMITTED]                      (% OF NET ASSETS)

                                     THE JAMESTOWN    MORGAN
                                     INTERNATIONAL    STANLEY
                                        EQUITY         EAFE
                                         FUND          INDEX
-------------------------------------------------------------
Australia                                0.0%          6.32%
Belgium                                  0.8%          0.90%
Denmark                                  1.1%          0.96%
Finland                                  1.2%          1.41%
France                                  12.6%         11.00%
Germany                                 13.6%          9.02%
Greece                                   0.9%          0.65%
Hong Kong                                0.4%          2.08%
Italy                                    4.4%          3.73%
Japan                                   28.5%         22.14%
Netherlands                              4.6%          2.55%
Norway                                   1.1%          0.86%
Portugal                                 0.5%          0.30%
Singapore                                2.2%          1.17%
South Korea                              0.9%          0.00%
Spain                                    3.7%          4.26%
Sweden                                   1.9%          2.13%
Switzerland                              4.8%          7.86%
United Kingdom                          14.3%         21.67%
Cash Equivalents                         2.5%          0.00%

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 60.1%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 2.9%
     6,400   GameStop Corporation - Class A (a) ................   $    218,944
     3,200   Johnson Controls, Inc. ............................         97,056
     4,750   McDonald's Corporation ............................        293,075
     6,500   Walt Disney Company (The) .........................        199,485
                                                                   ------------
                                                                        808,560
                                                                   ------------
             CONSUMER STAPLES -- 6.7%
     6,200   Avon Products, Inc. ...............................        257,734
     4,800   Coca-Cola Company (The) ...........................        253,824
    12,100   Constellation Brands, Inc. - Class A (a) ..........        259,666
     8,300   CVS Caremark Corporation ..........................        279,378
     9,400   Kroger Company (The) ..............................        258,312
     4,200   PepsiCo, Inc. .....................................        299,334
     4,300   Procter & Gamble Company (The) ....................        299,667
                                                                   ------------
                                                                      1,907,915
                                                                   ------------
             ENERGY -- 7.8%
     2,300   Apache Corporation ................................        239,844
     4,000   Chevron Corporation ...............................        329,920
     3,000   ConocoPhillips ....................................        219,750
     3,000   Exxon Mobil Corporation ...........................        232,980
     3,500   National Oilwell Varco, Inc. (a) ..................        175,805
     5,800   Noble Corporation .................................        254,620
     3,800   Occidental Petroleum Corporation ..................        267,710
     3,350   Schlumberger Ltd. .................................        261,602
     2,150   Transocean, Inc. (a) ..............................        236,156
                                                                   ------------
                                                                      2,218,387
                                                                   ------------
             FINANCIALS -- 6.7%
     4,600   AFLAC, Inc. .......................................        270,250
     5,500   Assurant, Inc. ....................................        302,500
     5,150   Bank of America Corporation .......................        180,250
     2,500   Northern Trust Corporation ........................        180,500
     3,400   Prudential Financial, Inc. ........................        244,800
     3,000   State Street Corporation ..........................        170,640
     6,000   Travelers Companies, Inc. (The) ...................        271,200
    11,500   Unum Group ........................................        288,650
                                                                   ------------
                                                                      1,908,790
                                                                   ------------
             HEALTH CARE -- 10.1%
     4,500   Abbott Laboratories ...............................        259,110
     2,500   Aetna, Inc. .......................................         90,275
    12,500   Bristol-Myers Squibb Company ......................        260,625
     4,400   Express Scripts, Inc. (a) .........................        324,808
     4,100   Genzyme Corporation (a) ...........................        331,649
     6,500   Gilead Sciences, Inc. (a) .........................        296,270
     4,300   Johnson & Johnson .................................        297,904
     4,850   McKesson Corporation ..............................        260,978
     7,000   Teva Pharmaceutical Industries Ltd. - ADR .........        320,530
     5,550   Thermo Fisher Scientific, Inc. (a) ................        305,250
     2,200   WellPoint, Inc. (a) ...............................        102,894
                                                                   ------------
                                                                      2,850,293
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 60.1% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 8.6%
     2,900   Cummins, Inc. .....................................   $    126,788
     6,100   Dover Corporation .................................        247,355
     3,000   General Dynamics Corporation ......................        220,860
    13,100   General Electric Company ..........................        334,050
     4,900   ITT Corporation ...................................        272,489
     2,800   Lockheed Martin Corporation .......................        307,076
     4,000   Norfolk Southern Corporation ......................        264,840
     3,500   Northrop Grumman Corporation ......................        211,890
     6,700   Textron, Inc. .....................................        196,176
     4,100   United Technologies Corporation ...................        246,246
                                                                   ------------
                                                                      2,427,770
                                                                   ------------
             INFORMATION TECHNOLOGY -- 12.6%
     7,000   Accenture Ltd. - Class A ..........................        266,000
    17,000   Cisco Systems, Inc. (a) ...........................        383,520
    23,000   Corning, Inc. .....................................        359,720
       500   Google, Inc. - Class A (a) ........................        200,260
     5,100   Harris Corporation ................................        235,620
     5,800   Hewlett-Packard Company ...........................        268,192
     9,300   Intel Corporation .................................        174,189
     2,500   International Business Machines Corporation .......        292,400
     6,000   MEMC Electronic Materials, Inc. (a) ...............        169,560
    14,500   Microsoft Corporation .............................        387,005
    13,000   Oracle Corporation (a) ............................        264,030
     6,800   QUALCOMM, Inc. ....................................        292,196
    14,000   Symantec Corporation (a) ..........................        274,120
                                                                   ------------
                                                                      3,566,812
                                                                   ------------
             MATERIALS -- 2.4%
     2,700   CF Industries Holdings, Inc. ......................        246,942
     6,500   Nucor Corporation .................................        256,750
     2,600   Praxair, Inc. .....................................        186,524
                                                                   ------------
                                                                        690,216
                                                                   ------------
             TELECOMMUNICATION SERVICES -- 0.9%
     9,000   AT&T, Inc. ........................................        251,280
                                                                   ------------

             UTILITIES -- 1.4%
    12,000   Public Service Enterprise Group, Inc. .............        393,480
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $14,236,640) ............   $ 17,023,503
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 1.8%                             VALUE
--------------------------------------------------------------------------------
     8,100   Consumer Discretionary Select Sector SPDR Fund ....   $    228,582
    14,000   Financial Select Sector SPDR Fund .................        277,060
                                                                   ------------
             TOTAL EXCHANGE-TRADED FUNDS (Cost $555,736) .......   $    505,642
                                                                   ------------

================================================================================
 PAR VALUE   U.S. TREASURY OBLIGATIONS -- 5.2%                         VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 5.2%
$  250,000   4.00%, due 02/15/2014 .............................   $    262,754
   750,000   4.25%, due 11/15/2014 .............................        798,223
   400,000   4.25%, due 11/15/2017 .............................        414,562
                                                                   ------------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,406,254) .   $  1,475,539
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.7%                VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 6.0%
$1,000,000   6.625%, due 09/15/2009 ............................   $  1,032,391
   150,000   5.125%, due 07/15/2012 ............................        156,907
   500,000   5.25%, due 04/18/2016 .............................        521,853
                                                                   ------------
                                                                      1,711,151
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.7%
   250,000   7.25%, due 01/15/2010 .............................        262,792
   200,000   5.50%, due 03/15/2011 .............................        210,603
                                                                   ------------
                                                                        473,395
                                                                   ------------

             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $2,094,848) ...............................   $  2,184,546
                                                                   ------------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 6.0%                        VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
$   22,529   Pool #E90624, 6.00%, due 08/01/2017 ...............   $     22,941
   362,853   Pool #A43942, 5.50%, due 03/01/2036 ...............        361,271
                                                                   ------------
                                                                        384,212
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.6%
   179,971   Pool #618465, 5.00%, due 12/01/2016 ...............        178,876
   246,045   Pool #684231, 5.00%, due 01/01/2018 ...............        244,548
   239,262   Pool #255455, 5.00%, due 10/01/2024 ...............        235,316
   391,858   Pool #255702, 5.00%, due 05/01/2025 ...............        385,043
   249,568   Pool #808413, 5.50%, due 01/01/2035 ...............        249,064
                                                                   ------------
                                                                      1,292,847
                                                                   ------------
             GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.1%
    36,212   Pool #781344, 6.50%, due 10/01/2031 ...............         37,127
                                                                   ------------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,722,345)    $  1,714,186
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 15.9%                                  VALUE
--------------------------------------------------------------------------------
             Alcoa, Inc.,
$  250,000     6.50%, due 06/01/2011 ...........................   $    255,241
             American Express Company,
   150,000     4.875%, due 07/15/2013 ..........................        133,909
             AT&T, Inc.,
   250,000     4.95%, due 01/15/2013 ...........................        239,500
             BB&T Corporation,
   325,000     6.50%, due 08/01/2011 ...........................        316,997
             Burlington Resources, Inc.,
   350,000     6.68%, due 02/15/2011 ...........................        364,390
             Deutsche Telekom AG,
   300,000     8.00%, due 06/15/2010 ...........................        311,424
             Dover Corporation,
   345,000     6.50%, due 02/15/2011 ...........................        363,891
             FPL Group Capital, Inc.,
   300,000     7.375%, due 06/01/2009 ..........................        307,404
             GlaxoSmithKline PLC,
   200,000     5.65%, due 5/15/2018 ............................        189,884
             Goldman Sachs Group, Inc.,
   350,000     6.65%, due 05/15/2009 ...........................        342,931
             GTE Northwest, Inc.,
   300,000     6.30%, due 06/01/2010 ...........................        303,192
             International Business Machines Corporation,
   175,000     4.375%, due 06/01/2009 ..........................        175,734
             JPMorgan Chase & Company,
   300,000     6.75%, due 02/01/2011 ...........................        301,004
             May Department Stores Company,
   260,000     5.95%, due 11/01/2008 ...........................        259,594
             Morgan Stanley,
   250,000     5.30%, due 03/01/2013 ...........................        171,700
             PepsiCo, Inc.,
   200,000     4.65%, due 02/15/2013 ...........................        202,989
             United Technologies Corporation,
   250,000     6.10%, due 05/15/2012 ...........................        258,751
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $4,572,927) ...........   $  4,498,535
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.9%                                VALUE
--------------------------------------------------------------------------------
   527,630   Fidelity Institutional Money Market Portfolio,
               2.854% (b) (Cost $527,630) ......................   $    527,630
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 98.6%
               (Cost $25,116,380) ..............................   $ 27,929,581

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4% .....        384,974
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 28,314,555
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 90.3%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 4.4%
    10,100   GameStop Corporation - Class A (a) ................   $    345,521
     5,300   Johnson Controls, Inc. ............................        160,749
     6,800   McDonald's Corporation ............................        419,560
    10,400   Walt Disney Company (The) .........................        319,176
                                                                   ------------
                                                                      1,245,006
                                                                   ------------
             CONSUMER STAPLES -- 10.2%
     9,400   Avon Products, Inc. ...............................        390,758
     7,400   Coca-Cola Company (The) ...........................        391,312
    18,000   Constellation Brands, Inc. - Class A (a) ..........        386,280
    12,500   CVS Caremark Corporation ..........................        420,750
    14,000   Kroger Company (The) ..............................        384,720
     6,400   PepsiCo, Inc. .....................................        456,128
     6,600   Procter & Gamble Company (The) ....................        459,954
                                                                   ------------
                                                                      2,889,902
                                                                   ------------
             ENERGY -- 11.8%
     3,600   Apache Corporation ................................        375,408
     6,000   Chevron Corporation ...............................        494,880
     4,350   ConocoPhillips ....................................        318,638
     4,500   Exxon Mobil Corporation ...........................        349,470
     5,500   National Oilwell Varco, Inc. (a) ..................        276,265
     8,500   Noble Corporation .................................        373,150
     5,700   Occidental Petroleum Corporation ..................        401,565
     5,000   Schlumberger Ltd. .................................        390,450
     3,600   Transocean, Inc. (a) ..............................        395,424
                                                                   ------------
                                                                      3,375,250
                                                                   ------------
             FINANCIALS -- 9.8%
     6,850   AFLAC, Inc. .......................................        402,437
     8,000   Assurant, Inc. ....................................        440,000
    11,000   Hudson City Bancorp, Inc. .........................        202,950
     3,950   Northern Trust Corporation ........................        285,190
     5,200   Prudential Financial, Inc. ........................        374,400
     4,500   State Street Corporation ..........................        255,960
     8,900   Travelers Companies, Inc. (The) ...................        402,280
    17,000   Unum Group ........................................        426,700
                                                                   ------------
                                                                      2,789,917
                                                                   ------------
             HEALTH CARE -- 15.0%
     6,900   Abbott Laboratories ...............................        397,302
     3,950   Aetna, Inc. .......................................        142,635
    18,500   Bristol-Myers Squibb Company ......................        385,725
     6,500   Express Scripts, Inc. (a) .........................        479,830
     6,000   Genzyme Corporation (a) ...........................        485,340
     9,800   Gilead Sciences, Inc. (a) .........................        446,684
     6,450   Johnson & Johnson .................................        446,856
     7,350   McKesson Corporation ..............................        395,503
    10,500   Teva Pharmaceutical Industries Ltd. - ADR .........        480,795
     8,500   Thermo Fisher Scientific, Inc. (a) ................        467,500
     3,250   WellPoint, Inc. (a) ...............................        152,003
                                                                   ------------
                                                                      4,280,173
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.3% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 13.5%
     6,700   Cummins, Inc. .....................................   $    292,924
     9,050   Dover Corporation .................................        366,978
     4,600   General Dynamics Corporation ......................        338,652
    14,000   General Electric Company ..........................        357,000
     7,300   ITT Corporation ...................................        405,953
     4,100   Lockheed Martin Corporation .......................        449,647
     6,100   Norfolk Southern Corporation ......................        403,881
     5,700   Northrop Grumman Corporation ......................        345,078
     4,000   Parker-Hannifin Corporation .......................        212,000
    10,100   Textron, Inc. .....................................        295,728
     6,200   United Technologies Corporation ...................        372,372
                                                                   ------------
                                                                      3,840,213
                                                                   ------------
             INFORMATION TECHNOLOGY -- 18.6%
    10,400   Accenture Ltd. - Class A ..........................        395,200
    24,100   Cisco Systems, Inc. (a) ...........................        543,696
    32,000   Corning, Inc. .....................................        500,480
       800   Google, Inc. - Class A (a) ........................        320,416
     8,000   Harris Corporation ................................        369,600
     8,800   Hewlett-Packard Company ...........................        406,912
    15,000   Intel Corporation .................................        280,950
     3,650   International Business Machines Corporation .......        426,904
     8,250   MEMC Electronic Materials, Inc. (a) ...............        233,145
    21,800   Microsoft Corporation .............................        581,842
    20,500   Oracle Corporation (a) ............................        416,355
    10,000   QUALCOMM, Inc. ....................................        429,700
    20,250   Symantec Corporation (a) ..........................        396,495
                                                                   ------------
                                                                      5,301,695
                                                                   ------------
             MATERIALS -- 3.6%
     4,290   CF Industries Holdings, Inc. ......................        392,363
     9,300   Nucor Corporation .................................        367,350
     3,850   Praxair, Inc. .....................................        276,199
                                                                   ------------
                                                                      1,035,912
                                                                   ------------
             TELECOMMUNICATION SERVICES -- 1.4%
    13,700   AT&T, Inc. ........................................        382,504
                                                                   ------------

             UTILITIES -- 2.0%
    17,500   Public Service Enterprise Group, Inc. .............        573,825
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $22,204,419) ............   $ 25,714,397
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 2.9%                             VALUE
--------------------------------------------------------------------------------
    12,900   Consumer Discretionary Select Sector SPDR Fund ....   $    364,038
    24,000   Financial Select Sector SPDR Fund .................        474,960
                                                                   ------------
             TOTAL EXCHANGE-TRADED FUNDS (Cost $916,356) .......   $    838,998
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.9%                                VALUE
--------------------------------------------------------------------------------
   537,231   Fidelity Institutional Money Market Portfolio,
               2.854% (b) (Cost $537,231) ......................   $    537,231
                                                                   ------------

================================================================================
   FACE
  AMOUNT     REPURCHASE AGREEMENTS (c) -- 4.4%                         VALUE
--------------------------------------------------------------------------------
$1,254,591   U.S. Bank N.A., 0.50%, dated 09/30/2008, due
               10/01/2008, repurchase proceeds: $1,254,608
               (Cost $1,254,591) ...............................   $  1,254,591
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.5%
               (Cost $24,912,597) ..............................   $ 28,345,217

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5% .....        138,439
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 28,483,656
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

(c) Repurchase agreement is fully collateralized by $1,254,591 FGCI Pool #E01424, 4.00%, due 08/01/2018. The aggregate market value of the collateral at September 30, 2008 was $1,279,773.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 93.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 8.7%
     7,400   GameStop Corporation - Class A (a) ................   $    253,154
    15,500   Limited Brands, Inc. ..............................        268,460
     5,630   McDonald's Corporation ............................        347,371
     6,100   Snap-on, Inc. .....................................        321,226
    11,000   TJX Companies, Inc. (The) .........................        335,720
     8,960   Walt Disney Company (The) .........................        274,982
                                                                   ------------
                                                                      1,800,913
                                                                   ------------
             CONSUMER STAPLES -- 9.4%
     7,350   Avon Products, Inc. ...............................        305,539
    15,200   Constellation Brands, Inc. - Class A (a) ..........        326,192
     9,370   CVS Caremark Corporation ..........................        315,394
    13,350   Kroger Company (The) ..............................        366,858
    21,200   Sara Lee Corporation ..............................        267,756
     5,900   Wal-Mart Stores, Inc. .............................        353,351
                                                                   ------------
                                                                      1,935,090
                                                                   ------------
             ENERGY -- 12.8%
     3,250   Apache Corporation ................................        338,910
     3,550   Chevron Corporation ...............................        292,804
     4,070   ConocoPhillips ....................................        298,128
     4,000   Murphy Oil Corporation ............................        256,560
     5,250   National Oilwell Varco, Inc. (a) ..................        263,707
     6,530   Noble Corporation .................................        286,667
     4,650   Occidental Petroleum Corporation ..................        327,593
     8,200   Plains Exploration & Production Company (a) .......        288,312
     2,590   Transocean, Inc. (a) ..............................        284,486
                                                                   ------------
                                                                      2,637,167
                                                                   ------------
             FINANCIALS -- 9.6%
     5,180   Assurant, Inc. ....................................        284,900
    13,650   Charles Schwab Corporation (The) ..................        354,900
    17,500   Hudson City Bancorp, Inc. .........................        322,875
     4,460   Northern Trust Corporation ........................        322,012
     5,330   Torchmark Corporation .............................        318,734
    14,420   Unum Group ........................................        361,942
                                                                   ------------
                                                                      1,965,363
                                                                   ------------
             HEALTH CARE -- 11.2%
     7,925   Aetna, Inc. .......................................        286,172
    12,170   Bristol-Myers Squibb Company ......................        253,745
     5,440   Express Scripts, Inc. (a) .........................        401,581
     3,950   Genzyme Corporation (a) ...........................        319,516
     4,350   Johnson & Johnson .................................        301,368
     6,260   McKesson Corporation ..............................        336,850
     7,425   Thermo Fisher Scientific, Inc. (a) ................        408,375
                                                                   ------------
                                                                      2,307,607
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 93.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 13.0%
    24,900   Allied Waste Industries, Inc. (a) .................   $    276,639
     6,900   Cooper Industries Ltd. - Class A ..................        275,655
     4,400   Cummins, Inc. .....................................        192,368
     7,080   Emerson Electric Company ..........................        288,793
     4,170   General Dynamics Corporation ......................        306,995
     5,540   Goodrich Corporation ..............................        230,464
     3,450   Lockheed Martin Corporation .......................        378,361
     4,270   Northrop Grumman Corporation ......................        258,506
     5,442   Parker Hannifin Corporation .......................        288,426
     6,150   Textron, Inc. .....................................        180,072
                                                                   ------------
                                                                      2,676,279
                                                                   ------------
             INFORMATION TECHNOLOGY -- 18.3%
     9,210   Accenture Ltd. - Class A ..........................        349,980
    11,900   Broadcom Corporation - Class A (a) ................        221,697
    13,500   Corning, Inc. .....................................        211,140
     6,710   Harris Corporation ................................        310,002
     8,140   Hewlett-Packard Company ...........................        376,394
     3,080   International Business Machines Corporation .......        360,237
    44,600   LSI Logic Corporation (a) .........................        239,056
     9,570   Microsoft Corporation .............................        255,423
    18,215   Oracle Corporation (a) ............................        369,947
    16,900   QLogic Corporation (a) ............................        259,584
    18,860   Symantec Corporation (a) ..........................        369,278
     8,600   Tyco Electronics Ltd. .............................        237,876
    18,170   Xerox Corporation .................................        209,500
                                                                   ------------
                                                                      3,770,114
                                                                   ------------
             MATERIALS -- 4.4%
     3,120   CF Industries Holdings, Inc. ......................        285,355
     4,700   FMC Corporation ...................................        241,533
     5,400   Nucor Corporation .................................        213,300
     9,700   Steel Dynamics, Inc. ..............................        165,773
                                                                   ------------
                                                                        905,961
                                                                   ------------
             TELECOMMUNICATION SERVICES -- 1.5%
     7,600   Embarq Corporation ................................        308,180
                                                                   ------------

             UTILITIES -- 4.5%
    23,400   CMS Energy Corporation ............................        291,798
    12,100   MDU Resources Group, Inc. .........................        350,900
    12,700   Pepco Holdings, Inc. ..............................        290,957
                                                                   ------------
                                                                        933,655
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $20,776,899) ............   $ 19,240,329
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 2.7%                             VALUE
--------------------------------------------------------------------------------
    27,900   Financial Select Sector SPDR Fund (Cost $674,874) .   $    552,141
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.2%                                VALUE
--------------------------------------------------------------------------------
   871,565   Fidelity Institutional Money Market Portfolio,
               2.854% (b) (Cost $871,565) ......................   $    871,565
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.3%
               (Cost $22,323,338) ..............................   $ 20,664,035

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) ...        (52,987)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 20,611,048
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
============================================================================================================
             VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 94.2%                                                        VALUE
------------------------------------------------------------------------------------------------------------
             Alexandria, Virginia, GO,
$1,000,000     5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ..........................   $  1,050,740
             Arlington Co., Virginia, GO,
   500,000     4.10%, due 11/01/2018 ........................................................        491,150
             Capital Region Airport Commission, Virginia, Airport Revenue,
   520,000     4.50%, due 07/01/2016 ........................................................        527,452
             Chesterfield Co., Virginia, GO,
   700,000     5.00%, due 01/01/2020 ........................................................        718,032
             Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000     5.00%, due 06/01/2018 ........................................................      1,027,890
             Fairfax Co., Virginia, GO,
   700,000     5.00%, due 10/01/2011 ........................................................        740,950
             Fauquier Co., Virginia, GO,
   500,000     5.00%, due 07/01/2017 ........................................................        527,220
             Hampton, Virginia, GO,
 1,000,000     5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ..........................      1,059,080
   500,000     5.00%, due 04/01/2020 ........................................................        504,695
             Hanover Co., Virginia, GO,
 1,000,000     5.125%, due 07/15/2013, prerefunded 07/15/2009 @ 101 .........................      1,032,160
             Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000     6.50%, due 08/15/2009 ........................................................      1,032,650
             Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000     5.50%, due 11/01/2008 ........................................................      1,002,580
             James City, Virginia, School District, GO,
   500,000     5.00%, due 12/15/2018 ........................................................        514,900
             James City, Virginia, Service Authority, Water and Sewer, Revenue,
 1,000,000     5.125%, due 01/15/2017 .......................................................      1,040,920
             Leesburg, Virginia, GO,
   500,000     5.00%, due 09/15/2016 ........................................................        533,890
             Loudoun Co., Virginia, GO,
   500,000     5.00%, due 07/01/2012 ........................................................        532,475
             Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
 1,000,000     5.00%, due 03/01/2019 ........................................................      1,013,800
             Lynchburg, Virginia, GO,
   500,000     5.00%, due 06/01/2015 ........................................................        535,545
             Medical College of Virginia, Hospitals Authority, Revenue,
   700,000     5.00%, due 07/01/2013 ........................................................        714,798
             New Kent Co., Virginia, Economic Dev. Authority, Revenue,
   500,000     5.00%, due 02/01/2019 ........................................................        502,165
             New River Valley Regional Jail Authority, Revenue,
   250,000     4.00%, due 04/01/2011 ........................................................        251,050
             Norfolk, Virginia, GO,
   500,000     4.50%, due 06/01/2015 ........................................................        512,980
             Norfolk, Virginia, Water, Revenue,
 1,000,000     5.00%, due 11/01/2016 ........................................................      1,015,740
             Portsmouth, Virginia, GO,
   500,000     5.00%, due 04/01/2016 ........................................................        527,355
   290,000     5.00%, due 08/01/2017 ........................................................        291,778

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
============================================================================================================
             VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 94.2% (CONTINUED)                                            VALUE
------------------------------------------------------------------------------------------------------------
             Richmond, Virginia, Industrial Dev. Authority, Government Facilities, Revenue,
$  510,000     4.75%, due 07/15/2010 ........................................................   $    523,520
             Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000     5.25%, due 07/15/2014 ........................................................      1,044,900
             Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000     5.00%, due 07/01/2015 ........................................................      1,019,260
             Spotsylvania Co., Virginia, GO,
   500,000     5.00%, due 01/15/2016 ........................................................        522,100
             University of Virginia, Revenue,
 1,000,000     5.25%, due 06/01/2012 ........................................................      1,024,900
   585,000     5.00%, due 06/01/2013 ........................................................        625,283
             Upper Occoquan, Virginia, Sewer Authority, Revenue,
   250,000     5.15%, due 07/01/2020 ........................................................        254,195
             Virginia College Building Authority, Educational Facilities, Revenue,
   500,000     5.00%, due 02/01/2017 ........................................................        510,690
   500,000     5.00%, due 04/01/2017 ........................................................        509,780
             Virginia Commonwealth Transportation Board, Federal Highway Reimbursement
             Anticipation Note, Revenue,
   500,000     5.00%, due 09/28/2015 ........................................................        534,680
             Virginia Polytechnic Institute & State University, Revenue,
   500,000     5.00%, due 06/01/2016 ........................................................        529,680
             Virginia State, GO,
   500,000     5.00%, due 06/01/2012 ........................................................        532,030
             Virginia State Public Building Authority, Revenue,
   635,000     5.00%, due 08/01/2012 ........................................................        673,760
             Virginia State Public School Authority, Revenue,
   995,000     5.25%, due 08/01/2009 ........................................................      1,020,313
             Virginia State Resource Authority, Infrastructure Revenue,
   400,000     5.50%, due 05/01/2017, prerefunded 05/01/2010 @ 101 ..........................        422,344
   100,000     5.50%, due 05/01/2017 ........................................................        103,867
                                                                                                ------------

             TOTAL VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS
               (Cost $27,714,382) ...........................................................   $ 27,553,297
                                                                                                ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.6%                                VALUE
--------------------------------------------------------------------------------
 1,360,319   Fidelity Institutional Tax-Exempt Portfolio,
               4.914% (a) (Cost $1,360,319) ....................   $  1,360,319
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 98.8%
               (Cost $29,074,701) ..............................   $ 28,913,616

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2% .....        347,335
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 29,260,951
                                                                   ============

(a) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 97.5%                                    VALUE
--------------------------------------------------------------------------------
             BELGIUM -- 0.8%
     3,148   UCB SA (b) ........................................   $    111,596
                                                                   ------------

             DENMARK -- 1.1%
     3,091   Novo Nordisk A/S - Class B (b) ....................        159,889
                                                                   ------------

             FINLAND -- 1.2%
     2,751   Nokia Corporation - ADR ...........................         51,306
     6,386   Nokia Corporation (b) .............................        118,842
                                                                   ------------
                                                                        170,148
                                                                   ------------
             FRANCE -- 12.6%
       877   Air Liquide SA (b) ................................         96,855
    11,656   Alcatel SA (b) ....................................         44,818
     2,114   Cap Gemini SA (b) .................................         99,644
     2,957   Carrefour SA (b) ..................................        139,131
       988   Casino Guichard-Perrachon SA (b) ..................         87,962
     2,010   Compagnie de Saint-Gobain  (b) ....................        103,742
     2,982   France Telecom SA (b) .............................         83,457
     6,153   GDF Suez (b) ......................................        319,402
     1,407   Groupe DANONE (b) .................................         99,578
     1,128   PPR SA (b) ........................................        100,705
     1,501   Sanofi-Aventis (b) ................................         98,463
       965   Schneider Electric SA (b) .........................         82,684
     1,613   Suez SA (a) .......................................         39,627
     3,322   Total SA (b) ......................................        201,360
     1,532   Veolia Environnement (b) ..........................         62,887
     3,713   Vivendi Universal SA (b) ..........................        116,145
                                                                   ------------
                                                                      1,776,460
                                                                   ------------
             GERMANY -- 13.6%
     1,235   Allianz AG (b) ....................................        169,780
     2,729   Arcandor AG (a) ...................................          9,008
     2,902   Bayer AG (b) ......................................        212,550
     2,877   Deustche Bank AG (b) ..............................        208,440
     2,911   Deustche Postbank AG (b) ..........................        113,199
     3,702   Infineon Technologies AG (a) (b) ..................         20,717
       671   Merck KGaA (b) ....................................         71,398
     1,832   Metro AG (b) ......................................         91,688
       982   Muencher Rueckversicherungs-Gesellschaft AG (b) ...        148,272
    11,312   SAP AG (b) ........................................        600,640
     2,927   Siemens AG (b) ....................................        274,690
                                                                   ------------
                                                                      1,920,382
                                                                   ------------
             GREECE -- 0.9%
     6,752   Hellenic Telecommunications Organization SA (b) ...        121,096
                                                                   ------------

             HONG KONG -- 0.4%
    16,400   Bank of East Asia Ltd. (The) (b) ..................         51,628
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             ITALY -- 4.4%
     4,699   Assicurazioni Generali SpA (b) ....................   $    155,644
    16,675   Enel SpA (b) ......................................        138,886
     9,979   ENI SpA (b) .......................................        263,913
    15,256   UniCredito Italiano SpA (b) .......................         56,920
                                                                   ------------
                                                                        615,363
                                                                   ------------
             JAPAN -- 28.5%
    24,000   Bank of Yokohama Ltd. (b) .........................        119,095
     6,000   Bridgestone Corporation (b) .......................        113,792
     2,950   Canon, Inc. (b) ...................................        112,037
    13,000   Daiwa Securities Group, Inc. (b) ..................         94,858
        31   East Japan Railway Company (b) ....................        231,600
     2,200   FANUC LTD. (b) ....................................        165,806
     2,300   FAST RETAILING COMPANY Ltd. (b) ...................        234,959
     5,500   JSR Corporation (b) ...............................         73,477
     1,150   KEYENCE CORPORATION (b) ...........................        229,816
     5,800   MARUI COMPANY LTD. (b) ............................         43,391
    17,000   Mitsubishi Estate Company Ltd. (b) ................        335,587
    28,300   Mitsubishi UFJ Financial Group, Inc. (b) ..........        247,225
    13,300   Nomura Holdings, Inc. (b) .........................        173,877
        50   NTT Data Corporation (b) ..........................        198,029
        74   NTT DoCoMo, Inc. (b) ..............................        118,664
    11,000   Panasonic Corporation. (b) ........................        189,974
     9,400   PIONEER Corporation (b) ...........................         62,114
     5,700   Seven & I Holdings Company Ltd.  (b) ..............        164,054
    12,000   Sharp Corporation (b) .............................        131,359
     6,500   Sony Corporation (b) ..............................        200,803
     4,500   SUMCO Corporation (b) .............................         71,353
        32   Sumitomo Mitsui Financial Group, Inc. (b) .........        200,988
     2,200   T&D Holdings, Inc. (b) ............................        116,415
     1,500   TDK CORPORATION (b) ...............................         75,263
     5,800   Tokio Marine Holdings, Inc. (b) ...................        213,321
    21,000   TOKYU CORPORATION (b) .............................        100,508
                                                                   ------------
                                                                      4,018,365
                                                                   ------------
             NETHERLANDS -- 4.6%
     5,024   Aegon NV (b) ......................................         44,350
     4,503   Fortis (b) ........................................         28,429
     3,276   ING Groep NV (b) ..................................         70,073
    25,913   Koninklijke (Royal) KPN NV  (b) ...................        373,397
     5,039   Koninklijke (Royal) Philips Electronics NV (b) ....        136,415
                                                                   ------------
                                                                        652,664
                                                                   ------------
             NORWAY -- 1.1%
     6,280   Statoil ASA (b) ...................................        148,291
                                                                   ------------

             PORTUGAL -- 0.5%
    18,498   EDP - Energias de Portugal SA (b) .................         77,459
                                                                   ------------

             SINGAPORE -- 2.2%
    19,000   Capitaland Ltd. (b) ...............................         41,623
    21,000   DBS Group Holdings Ltd. (b) .......................        251,514
    63,000   Synear Food Holdings Ltd.  (b) ....................         13,285
                                                                   ------------
                                                                        306,422
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             SOUTH KOREA -- 0.9%
     1,930   Hyundai Motor Company (b) .........................   $    120,778
                                                                   ------------

             SPAIN -- 3.7%
    11,907   Repsol YPF SA (b) .................................        352,086
     7,490   Telefonica SA  (b) ................................        177,696
                                                                   ------------
                                                                        529,782
                                                                   ------------
             SWEDEN -- 1.9%
    16,253   Nordea Bank AB (b) ................................        192,681
     8,178   Telefonaktiebolaget LM Ericsson - B Shares  (b) ...         77,120
                                                                   ------------
                                                                        269,801
                                                                   ------------
             SWITZERLAND -- 4.8%
     3,059   Credit Suisse Group (b) ...........................        143,237
     4,521   Novartis AG (b) ...................................        238,655
     1,105   Roche Holdings AG (a) (b) .........................        173,434
       708   Swiss Re (b) ......................................         39,401
       308   Zurich Financial Services AG (b) ..................         85,516
                                                                   ------------
                                                                        680,243
                                                                   ------------
             UNITED KINGDOM -- 14.3%
     2,051   Anglo American PLC (b) ............................         69,573
     1,315   AstraZeneca PLC (b) ...............................         57,716
     9,642   BAE Systems PLC (a) (b) ...........................         71,220
     3,524   Berkeley Group PLC (The) (a) (b) ..................         48,309
     9,750   Cadbury Schweppes PLC (b) .........................         98,865
     1,511   Carnival PLC (b) ..................................         45,124
    13,827   GlaxoSmithKline PLC (b) ...........................        300,427
    24,006   J Sainsbury PLC (b) ...............................        151,161
    27,358   Kingfisher PLC (b) ................................         65,388
     3,437   Land Securities Group PLC (b) .....................         77,765
    22,360   Lloyds TSB Group PLC (b) ..........................         90,180
    25,741   Premier Foods PLC (b) .............................         34,765
    14,712   Prudential PLC (b) ................................        134,755
    16,024   Rolls-Royce Group PLC (b) .........................         97,203
     8,762   Royal Dutch Shell PLC - Class A (b) ...............        257,571
     4,725   Royal Dutch Shell PLC - Class B  (b) ..............        133,165
     4,519   Smiths Group PLC (b) ..............................         82,156
     4,874   Whitbread PLC (b) .................................         92,512
    23,536   William Morrison Supermarkets PLC (b) .............        109,840
    67,249   Woolworths Group PLC (b) ..........................          4,817
                                                                   ------------
                                                                      2,022,512
                                                                   ------------

             TOTAL COMMON STOCKS -- 97.5% (Cost $13,750,772) ...   $ 13,752,879

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5% .....        356,445
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 14,109,324
                                                                   ============

(a)   Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totaled $13,652,938 at September 30, 2008, representing 96.8% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SUMMARY OF COMMON STOCKS BY
INDUSTRY CLASSIFICATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
INDUSTRY                                               VALUE     % OF NET ASSETS
--------------------------------------------------------------------------------
Pharmaceuticals                                     $ 1,424,129        10.1%
Oil, Gas & Consumable Fuels                           1,356,386         9.6%
Commerical Banks                                      1,323,430         9.4%
Insurance                                             1,107,454         7.8%
Diversified Telecommunication Services                  755,646         5.4%
Food & Staples Retailing                                743,836         5.3%
Household Durables                                      632,559         4.5%
Capital Markets                                         620,412         4.4%
Software                                                600,639         4.3%
Industrial Conglomerates                                493,261         3.5%
Real Estate Management & Development                    454,975         3.2%
Multi-Utilities                                         382,289         2.7%
Road & Rail                                             332,108         2.4%
Electronic Equipment, Instruments & Components          305,079         2.2%
Specialty Retail                                        300,347         2.1%
IT Services                                             297,673         2.1%
Communications Equipment                                292,086         2.1%
Food Products                                           246,493         1.7%
Electric Utilities                                      216,345         1.5%
Chemicals                                               170,332         1.2%
Aerospace & Defense                                     168,423         1.2%
Machinery                                               165,806         1.2%
Multi-Line Retail                                       157,921         1.1%
Hotels, Restaurants & Leisure                           137,636         1.0%
Automobiles                                             120,778         0.9%
Wireless Telecommunication Services                     118,664         0.8%
Media                                                   116,145         0.8%
Auto Components                                         113,792         0.8%
Office Electronics                                      112,037         0.8%
Building Products                                       103,742         0.7%
Diversified Financial Services                           98,502         0.7%
Semiconductors & Semiconductor Equipment                 92,070         0.6%
Electrical Equipment                                     82,684         0.6%
Metals & Mining                                          69,573         0.5%
Commerical Services & Supplies                           39,627         0.3%
                                                    -----------       ------
                                                    $13,752,879        97.5%
                                                    ===========       ======

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2008 (UNAUDITED)
==============================================================================================================================
                                                                                                   JAMESTOWN       JAMESTOWN
                                                     JAMESTOWN      JAMESTOWN      JAMESTOWN      TAX EXEMPT     INTERNATIONAL
                                                      BALANCED        EQUITY         SELECT         VIRGINIA         EQUITY
                                                        FUND           FUND           FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost .........................   $ 25,116,380   $ 24,912,597   $ 22,323,338    $ 29,074,701    $ 13,750,772
                                                    ============   ============   ============    ============    ============
    At value (Note 1) ...........................   $ 27,929,581   $ 28,345,217   $ 20,664,035    $ 28,913,616    $ 13,752,879
  Cash ..........................................             --             --             --              --         195,602
  Cash denominated in
    foreign currency(a) (Note 5) ................             --             --             --              --          12,793
  Dividends and interest receivable .............        142,262         28,288         26,065         378,804          58,835
  Receivable for investment securities sold .....        513,253        679,091             --              --              --
  Receivable for capital shares sold ............             --             --             --             550              --
  Net unrealized appreciation on
    forward foreign currency
    exchange contracts (Note 6). ................             --             --             --              --          23,235
  Receivable for securities litigation settlement             --             --             --              --         150,954
  Other assets ..................................          2,835         10,259          9,252           6,995           2,929
                                                    ------------   ------------   ------------    ------------    ------------
    TOTAL ASSETS ................................     28,587,931     29,062,855     20,699,352      29,299,965      14,197,227
                                                    ------------   ------------   ------------    ------------    ------------
LIABILITIES
  Distributions payable .........................         19,855             --             --          12,175           1,198
  Payable for securities purchased ..............        213,933        550,563         63,618              --          55,886
  Payable for capital shares redeemed ...........         10,219          8,220             --          11,455           2,098
  Accrued investment advisory fees (Note 3) .....         15,786         15,966         13,543           8,038           8,161
  Accrued administration fees (Note 3) ..........          4,000          4,000          4,000           3,600           4,000
  Accrued compliance fees (Note 3) ..............            450            450            450             450             600
  Other accrued expenses ........................          9,133             --          6,693           3,296          15,960
                                                    ------------   ------------   ------------    ------------    ------------
    TOTAL LIABILITIES ...........................        273,376        579,199         88,304          39,014          87,903
                                                    ------------   ------------   ------------    ------------    ------------

NET ASSETS ......................................   $ 28,314,555   $ 28,483,656   $ 20,611,048    $ 29,260,951    $ 14,109,324
                                                    ============   ============   ============    ============    ============
Net assets consist of:
  Paid-in capital ...............................   $ 25,448,099   $ 24,958,397   $ 23,847,930    $ 29,393,132    $ 25,744,239
  Accumulated undistributed
    net investment income .......................            648         34,820         23,165          25,430         210,419
  Accumulated net realized gains (losses)
    from security transactions.. ................         52,607         57,819     (1,600,744)          3,474     (11,871,390)
  Net unrealized appreciation
    (depreciation) on investments ...............      2,813,201      3,432,620     (1,659,303)       (161,085)          2,107
  Net unrealized appreciation on translation of
    assets and liabilities in foreign currencies              --             --             --              --          23,949
                                                    ------------   ------------   ------------    ------------    ------------
Net assets ......................................   $ 28,314,555   $ 28,483,656   $ 20,611,048    $ 29,260,951    $ 14,109,324
                                                    ============   ============   ============    ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) .................................      2,351,583      1,885,090      2,271,507       2,965,776       1,255,630
                                                    ============   ============   ============    ============    ============
Net asset value, offering price and redemption
  price per share(b) ............................   $      12.04   $      15.11   $       9.07    $       9.87    $      11.24
                                                    ============   ============   ============    ============    ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $12,953.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
=======================================================================================================================
                                                                                             JAMESTOWN      JAMESTOWN
                                             JAMESTOWN       JAMESTOWN       JAMESTOWN      TAX EXEMPT    INTERNATIONAL
                                             BALANCED         EQUITY          SELECT         VIRGINIA         EQUITY
                                               FUND            FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ............................   $    163,834    $    221,506    $    173,038    $      8,818    $    403,467
  Foreign withholding taxes on dividends           (188)           (282)             --              --         (49,453)
  Interest .............................        283,784          10,390              --         594,931             684
                                           ------------    ------------    ------------    ------------    ------------
    TOTAL INVESTMENT INCOME ............        447,430         231,614         173,038         603,749         354,698
                                           ------------    ------------    ------------    ------------    ------------
EXPENSES
  Investment advisory fees (Note 3) ....        102,766         104,643          89,979          58,745          84,783
  Administration fees (Note 3).. .......         24,039          24,146          24,000          21,597          23,800
  Custodian and bank service fees ......          5,608           7,597           2,456           2,360          35,515
  Professional fees ....................          9,178           7,970           8,020           6,670           8,576
  Trustees' fees and expenses ..........          8,019           8,019           8,019           8,019           8,019
  Pricing costs ........................          2,809             992             894           3,351          12,826
  Compliance fees and expenses (Note 3)           2,675           2,683           2,622           2,687           3,432
  Postage and supplies .................          2,362           3,042           1,926           1,843           2,227
  Registration fees ....................          1,205           2,047           1,808             597           2,191
  Insurance expense ....................          1,424           1,432           1,090           1,334             874
  Printing of shareholder reports ......          1,255           1,842             992             842             992
  Other expenses .......................          5,599             929           8,067           3,603           2,592
                                           ------------    ------------    ------------    ------------    ------------
    TOTAL EXPENSES .....................        166,939         165,342         149,873         111,648         185,827
  Fees waived by the Adviser (Note 3) ..             --              --              --         (10,312)        (63,740)
  Expenses reimbursed through a directed
    brokerage arrangement (Note 4) .....        (12,000)         (6,000)             --              --              --
                                           ------------    ------------    ------------    ------------    ------------
    NET EXPENSES .......................        154,939         159,342         149,873         101,336         122,087
                                           ------------    ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ..................        292,491          72,272          23,165         502,413         232,611
                                           ------------    ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
    Security transactions ..............        255,555         251,344      (1,073,357)          3,406         324,132
    Foreign currency transactions ......             --              --              --              --          63,439
  Net change in unrealized appreciation/
    depreciation on:
    Investments ........................     (2,377,581)     (3,168,319)     (1,968,671)       (697,001)     (3,782,090)
    Foreign currency translation .......             --              --              --              --          14,197
                                           ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS
  AND FOREIGN CURRENCIES ...............     (2,122,026)     (2,916,975)     (3,042,028)       (693,595)     (3,380,322)
                                           ------------    ------------    ------------    ------------    ------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS ......................   $ (1,829,535)   $ (2,844,703)   $ (3,018,863)   $   (191,182)   $ (3,147,711)
                                           ============    ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                          JAMESTOWN                      JAMESTOWN
                                                        BALANCED FUND                   EQUITY FUND
                                                ------------------------------------------------------------
                                                 SIX MONTHS                      SIX MONTHS
                                                    ENDED           YEAR            ENDED           YEAR
                                                SEPTEMBER 30,      ENDED        SEPTEMBER 30,      ENDED
                                                    2008          MARCH 31,         2008          MARCH 31,
                                                 (UNAUDITED)        2008         (UNAUDITED)        2008
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .....................   $    292,491    $    653,953    $     72,272    $    140,922
  Net realized gains on security transactions        255,555       4,058,583         251,344       2,658,874
  Net change in unrealized appreciation/
    depreciation on investments .............     (2,377,581)     (3,044,538)     (3,168,319)     (2,097,106)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in
  net assets from operations ................     (1,829,535)      1,667,998      (2,844,703)        702,690
                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................       (285,951)       (686,283)        (37,452)       (144,305)
  From net realized gains from
    security transactions ...................             --      (4,206,732)             --      (2,818,182)
  Return of capital .........................             --              --              --        (252,510)
                                                ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders .............       (285,951)     (4,893,015)        (37,452)     (3,214,997)
                                                ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................         42,136         379,678         636,449       1,161,482
  Net asset value of shares issued
    in reinvestment of distributions
    to shareholders .........................        247,099       4,406,636          33,662       2,884,634
  Payments for shares redeemed ..............     (1,916,877)    (14,963,870)     (1,620,825)     (6,345,139)
                                                ------------    ------------    ------------    ------------
Net decrease in net assets from
   capital share transactions ...............     (1,627,642)    (10,177,556)       (950,714)     (2,299,023)
                                                ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS ................     (3,743,128)    (13,402,573)     (3,832,869)     (4,811,330)

NET ASSETS
  Beginning of period .......................     32,057,683      45,460,256      32,316,525      37,127,855
                                                ------------    ------------    ------------    ------------
  End of period .............................   $ 28,314,555    $ 32,057,683    $ 28,483,656    $ 32,316,525
                                                ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME .........................   $        648    $     (7,197)   $     34,820    $         --
                                                ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold ......................................          3,230          25,189          38,198          60,885
  Reinvested ................................         19,725         311,807           1,982         158,224
  Redeemed ..................................       (147,157)       (989,684)        (92,939)       (330,547)
                                                ------------    ------------    ------------    ------------
  Net decrease in shares outstanding ........       (124,202)       (652,688)        (52,759)       (111,438)
  Shares outstanding, beginning of period ...      2,475,785       3,128,473       1,937,849       2,049,287
                                                ------------    ------------    ------------    ------------
  Shares outstanding, end of period. ........      2,351,583       2,475,785       1,885,090       1,937,849
                                                ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================
                                                              JAMESTOWN                JAMESTOWN TAX EXEMPT
                                                             SELECT FUND                   VIRGINIA FUND
                                                     ------------------------------------------------------------
                                                      SIX MONTHS                      SIX MONTHS
                                                         ENDED           YEAR            ENDED           YEAR
                                                     SEPTEMBER 30,      ENDED        SEPTEMBER 30,      ENDED
                                                         2008          MARCH 31,         2008          MARCH 31,
                                                      (UNAUDITED)        2008         (UNAUDITED)        2008
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss) ...................   $     23,165    $     (1,852)   $    502,413    $  1,002,394
  Net realized gains (losses) on
    security transactions ........................     (1,073,357)       (523,394)          3,406          16,403
  Net change in unrealized appreciation/
    depreciation on investments ..................     (1,968,671)       (478,663)       (697,001)         92,995
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets from operations .........................     (3,018,863)     (1,003,909)       (191,182)      1,111,792
                                                     ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................             --              --        (492,362)     (1,005,973)
  From net realized gains from
    security transactions ........................             --         (48,775)             --         (17,179)
                                                     ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders ..................             --         (48,775)       (492,362)     (1,023,152)
                                                     ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................        830,381       6,625,526       1,628,638       3,083,061
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............             --          46,579         418,605         849,870
  Payments for shares redeemed ...................       (735,037)     (1,294,000)     (1,196,125)     (3,909,118)
                                                     ------------    ------------    ------------    ------------
Net increase in net assets from
  capital share transactions .....................         95,344       5,378,105         851,118          23,813
                                                     ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................................     (2,923,519)      4,325,421         167,574         112,453

NET ASSETS
  Beginning of period ............................     23,534,567      19,209,146      29,093,377      28,980,924
                                                     ------------    ------------    ------------    ------------
  End of period ..................................   $ 20,611,048    $ 23,534,567    $ 29,260,951    $ 29,093,377
                                                     ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..........................   $     23,165    $         --    $     25,430    $     15,379
                                                     ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold ...........................................         79,014         585,751         162,011         305,634
  Reinvested .....................................             --           3,937          41,722          84,618
  Redeemed .......................................        (72,051)       (114,276)       (118,697)       (389,550)
                                                     ------------    ------------    ------------    ------------
  Net increase in shares outstanding .............          6,963         475,412          85,036             702
  Shares outstanding, beginning of period ........      2,264,544       1,789,132       2,880,740       2,880,038
                                                     ------------    ------------    ------------    ------------
  Shares outstanding, end of period. .............      2,271,507       2,264,544       2,965,776       2,880,740
                                                     ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================
                                                                     JAMESTOWN
                                                              INTERNATIONAL EQUITY FUND
                                                             ----------------------------
                                                              SIX MONTHS
                                                                 ENDED           YEAR
                                                             SEPTEMBER 30,      ENDED
                                                                 2008          MARCH 31,
                                                              (UNAUDITED)        2008
-----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ..................................   $    232,611    $    208,688
  Net realized gains (losses) from:
    Security transactions ................................        324,132       3,263,585
    Foreign currency transactions ........................         63,439         (19,347)
  Net change in unrealized appreciation/depreciation on:
    Investments ..........................................     (3,782,090)     (4,079,730)
    Foreign currency translation .........................         14,197           8,808
                                                             ------------    ------------
Net decrease in net assets from operations ...............     (3,147,711)       (617,996)
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .............................       (100,194)       (174,778)
                                                             ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..............................        162,216       1,084,764
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .....................         98,834         170,675
  Payments for shares redeemed ...........................       (549,468)     (8,806,832)
                                                             ------------    ------------
Net decrease in net assets from capital share transactions       (288,418)     (7,551,393)
                                                             ------------    ------------

TOTAL DECREASE IN NET ASSETS .............................     (3,536,323)     (8,344,167)

NET ASSETS
  Beginning of period ....................................     17,645,647      25,989,814
                                                             ------------    ------------
  End of period ..........................................   $ 14,109,324    $ 17,645,647
                                                             ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..................................   $    210,419    $     14,563
                                                             ============    ============
CAPITAL SHARE ACTIVITY
  Sold ...................................................         11,858          74,629
  Reinvested .............................................          8,079          11,344
  Redeemed ...............................................        (40,229)       (609,773)
                                                             ------------    ------------
  Net decrease in shares outstanding .....................        (20,292)       (523,800)
  Shares outstanding, beginning of period ................      1,275,922       1,799,722
                                                             ------------    ------------
  Shares outstanding, end of period ......................      1,255,630       1,275,922
                                                             ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                            SEPTEMBER 30,                         YEARS ENDED MARCH 31,
                                                2008       ------------------------------------------------------------------
                                             (UNAUDITED)      2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    12.95    $    14.53    $    14.97    $    14.92    $    15.40    $    13.76
                                             ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................          0.12          0.26          0.27          0.26          0.29          0.27
  Net realized and unrealized gains
    (losses) on investments .............         (0.91)         0.27          0.69          1.06          0.14          2.48
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         (0.79)         0.53          0.96          1.32          0.43          2.75
                                             ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..         (0.12)        (0.28)        (0.29)        (0.27)        (0.30)        (0.29)
  Distributions from net realized gains .            --         (1.83)        (1.11)        (1.00)        (0.61)        (0.82)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.12)        (2.11)        (1.40)        (1.27)        (0.91)        (1.11)
                                             ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........    $    12.04    $    12.95    $    14.53    $    14.97    $    14.92    $    15.40
                                             ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ........................        (6.13%)(b)     2.97%         6.57%         9.14%         2.83%        20.29%
                                             ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....    $   28,315    $   32,058    $   45,460    $   56,879    $   62,235    $   63,838
                                             ==========    ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to
  average net assets ....................         1.05%(c)      1.01%         0.94%         0.93%         0.92%         0.91%

Ratio of net expenses to
  average net assets (d) ................         0.98%(c)      0.95%         0.89%         0.89%         0.88%         0.88%

Ratio of net investment income to
  average net assets (d) ................         1.85%(c)      1.71%         1.80%         1.72%         1.87%         1.77%

Portfolio turnover rate .................           24%(b)        30%           40%           49%           29%           36%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not Annualized.

(c)   Annualized.

(d) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                            SEPTEMBER 30,                         YEARS ENDED MARCH 31,
                                                2008       ------------------------------------------------------------------
                                             (UNAUDITED)      2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    16.68    $    18.12    $    18.45    $    17.69    $    18.28    $    14.47
                                             ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................          0.04          0.08          0.10          0.07          0.12          0.05
  Net realized and unrealized gains
    (losses) on investments .............         (1.59)         0.20          1.15          2.11          0.65          4.30
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         (1.55)         0.28          1.25          2.18          0.77          4.35
                                             ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..         (0.02)        (0.08)        (0.10)        (0.07)        (0.12)        (0.05)
  Distributions from net realized gains .            --         (1.50)        (1.48)        (1.35)        (1.24)        (0.49)
  Return of capital .....................            --         (0.14)           --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.02)        (1.72)        (1.58)        (1.42)        (1.36)        (0.54)
                                             ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........    $    15.11    $    16.68    $    18.12    $    18.45    $    17.69    $    18.28
                                             ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ........................        (9.31%)(b)     0.94%         6.92%        12.69%         4.34%        30.10%
                                             ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....    $   28,484    $   32,317    $   37,128    $   42,770    $   42,253    $   50,187
                                             ==========    ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to
  average net assets ....................         1.03%(c)      0.99%         0.97%         0.97%         0.95%         0.94%

Ratio of net expenses to
  average net assets (d) ................         0.99%(c)      0.95%         0.91%         0.92%         0.90%         0.88%

Ratio of net investment income
  to average net assets (d) .............         0.45%(c)      0.38%         0.52%         0.36%         0.63%         0.27%

Portfolio turnover rate .................           36%(b)        46%           53%           60%           34%           52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not Annualized.

(c)   Annualized.

(d) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED           YEAR          PERIOD
                                                             SEPTEMBER 30,      ENDED           ENDED
                                                                 2008          MARCH 31,       MARCH 31,
                                                              (UNAUDITED)        2008          2007 (a)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $    10.39     $    10.74     $    10.00
                                                               ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income (loss) ............................          0.01          (0.00)(c)       0.01
  Net realized and unrealized gains (losses) on investments         (1.33)         (0.33)          0.75
                                                               ----------     ----------     ----------
Total from investment operations ..........................         (1.32)         (0.33)          0.76
                                                               ----------     ----------     ----------
Less distributions:
  Dividends from net investment income ....................            --             --          (0.02)
  Dividends from net realized gains .......................            --          (0.02)            --
                                                               ----------     ----------     ----------
Total distributions .......................................            --          (0.02)         (0.02)
                                                               ----------     ----------     ----------

Net asset value at end of period ..........................    $     9.07     $    10.39     $    10.74
                                                               ==========     ==========     ==========

Total return (b) ..........................................       (12.70%)(e)     (3.07%)         7.55%(e)
                                                               ==========     ==========     ==========

Net assets at end of period (000's) .......................    $   20,611     $   23,535     $   19,209
                                                               ==========     ==========     ==========

Ratio of gross expenses to average net assets .............         1.25%(d)       1.24%          1.47%(d)

Ratio of net expenses to average net assets ...............         1.25%(d)       1.24%          1.25%(d)

Ratio of net investment income (loss) to average net assets         0.19%(d)      (0.01%)         0.31%(d)

Portfolio turnover rate ...................................           42%(e)         88%            46%(e)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Amount rounds to less than a penny per share.

(d)   Annualized.

(e)   Not annualized.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                            SEPTEMBER 30,                         YEARS ENDED MARCH 31,
                                                2008       ------------------------------------------------------------------
                                             (UNAUDITED)      2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    10.10    $    10.06    $    10.05    $    10.22    $    10.57    $    10.56
                                             ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................          0.21          0.36          0.37          0.36          0.37          0.37
  Net realized and unrealized gains
    (losses) on investments .............         (0.27)         0.05          0.01         (0.17)        (0.35)         0.00(a)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         (0.06)         0.41          0.38          0.19          0.02          0.37
                                             ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..         (0.17)        (0.36)        (0.36)        (0.36)        (0.37)        (0.36)
  Distributions from net realized gains .            --         (0.01)        (0.01)           --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.17)        (0.37)        (0.37)        (0.36)        (0.37)        (0.36)
                                             ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........    $     9.87    $    10.10    $    10.06    $    10.05    $    10.22    $    10.57
                                             ==========    ==========    ==========    ==========    ==========    ==========

Total return (b) ........................        (0.62%)(c)     4.09%         3.85%         1.83%         0.19%         3.61%
                                             ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....    $   29,261    $   29,093    $   28,981    $   30,421    $   31,559    $   33,602
                                             ==========    ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to
  average net assets ....................         0.76%(d)      0.77%         0.75%         0.73%         0.72%         0.74%

Ratio of net expenses to average net assets       0.69%(d)      0.69%         0.69%         0.69%         0.69%         0.69%

Ratio of net investment income to
  average net assets ....................         3.34%(d)      3.54%         3.66%         3.50%         3.60%         3.46%

Portfolio turnover rate .................            3%(c)        13%           10%           22%           15%           43%

(a)   Amount rounds to less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not Annualized.

(d)   Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                            SEPTEMBER 30,                         YEARS ENDED MARCH 31,
                                                2008       ------------------------------------------------------------------
                                             (UNAUDITED)      2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    13.83    $    14.44    $    12.76    $    10.33    $     9.42    $     6.31
                                             ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................          0.19          0.12          0.07          0.10          0.08          0.05
  Net realized and unrealized
    gains (losses) on investments
    and foreign currencies ..............         (2.70)        (0.63)         1.69          2.43          0.91          3.12
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         (2.51)        (0.51)         1.76          2.53          0.99          3.17
                                             ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..         (0.08)        (0.10)        (0.08)        (0.10)        (0.08)        (0.05)
  Distributions from net realized gains .            --            --            --            --            --         (0.01)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.08)        (0.10)        (0.08)        (0.10)        (0.08)        (0.06)
                                             ----------    ----------    ----------    ----------    ----------    ----------

Proceeds from redemption fees collected .            --            --          0.00(a)       0.00(a)         --          0.00(a)
                                             ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........    $    11.24    $    13.83    $    14.44    $    12.76    $    10.33    $     9.42
                                             ==========    ==========    ==========    ==========    ==========    ==========

Total return (b) ........................       (18.19%)(c)    (3.56%)       13.86%        24.54%        10.51%        50.22%
                                             ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....    $   14,109    $   17,646    $   25,990    $   21,600    $   20,266    $   21,158
                                             ==========    ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to
  average net assets ....................         2.19%(d)      1.88%         1.75%         1.87%         1.92%         1.77%

Ratio of net expenses to
  average net assets ....................         1.44%(d)      1.44%         1.44%         1.44%         1.43%         1.38%

Ratio of net investment income
  to average net assets .................         2.74%(d)      0.87%         0.52%         0.89%         0.78%         0.57%

Portfolio turnover rate .................            5%(c)        11%           13%           13%          111%           78%

(a)   Amount rounds to less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not Annualized.

(d)   Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Fund are typically priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's net asset value per share may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's net assets as of September 30, 2008:

--------------------------------------------------------------------------------------------------------------------
                                                                                           JAMESTOWN     JAMESTOWN
                                                 JAMESTOWN     JAMESTOWN     JAMESTOWN     TAX EXEMPT  INTERNATIONAL
                                                  BALANCED       EQUITY        SELECT       VIRGINIA       EQUITY
                                                    FUND          FUND          FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------------------
Level 1 - Quoted prices                         $18,056,775   $28,345,217   $20,664,035   $ 1,360,319   $    99,941
Level 2 - Other significant observable inputs     9,872,806            --            --    27,553,297    13,652,938
                                                -----------   -----------   -----------   -----------   -----------
Total                                           $27,929,581   $28,345,217   $20,664,035   $28,913,616   $13,752,879
                                                ===========   ===========   ===========   ===========   ===========
--------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Repurchase agreements -- The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, Funds actively monitor and seek additional collateral, as needed. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the periods ended September 30, 2008 and March 31, 2008, there were no redemption fees collected.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared and paid annually to shareholders of the Jamestown Select Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the periods ended September 30, 2008 and March 31, 2008 was as follows:

-----------------------------------------------------------------------------------------------------------
                                                                      EXEMPT-
                           PERIODS      ORDINARY      LONG-TERM      INTEREST     RETURN OF       TOTAL
                            ENDED        INCOME     CAPITAL GAINS    DIVIDENDS     CAPITAL    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund    9/30/08    $   285,951    $        --    $       --    $      --    $   285,951
                           3/31/08    $ 1,028,786    $ 3,864,229    $       --    $      --    $ 4,893,015
-----------------------------------------------------------------------------------------------------------
Jamestown Equity Fund      9/30/08    $    37,452    $        --    $       --    $      --    $    37,452
                           3/31/08    $   328,829    $ 2,633,658    $       --    $ 252,210    $ 3,214,997
-----------------------------------------------------------------------------------------------------------
Jamestown Select Fund      9/30/08    $        --    $        --    $       --    $      --    $        --
                           3/31/08    $    48,775    $        --    $       --    $      --    $    48,775
-----------------------------------------------------------------------------------------------------------
Jametown Tax Exempt        9/30/08    $        --    $        --    $   492,362   $      --    $   492,362
  Virginia Fund            3/31/08    $        --    $    17,179    $ 1,005,973   $      --    $ 1,023,152
-----------------------------------------------------------------------------------------------------------
Jamestown International    9/30/08    $   100,194    $        --    $        --   $      --    $   100,194
  Equity Fund              3/31/08    $   174,778    $        --    $        --   $      --    $   174,778
-----------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributable earnings at September 30, 2008 was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                           JAMESTOWN       JAMESTOWN
                                           JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                            BALANCED         EQUITY          SELECT         VIRGINIA        EQUITY
                                              FUND            FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments             $ 25,162,880    $ 24,940,451    $ 22,323,973    $ 29,049,274    $ 13,763,126
                                          ============    ============    ============    ============    ============
Gross unrealized appreciation             $  4,009,486    $  5,162,248    $    919,178    $    266,005    $  2,027,172
Gross unrealized depreciation               (1,242,785)     (1,757,482)     (2,579,116)       (401,663)     (2,037,419)
                                          ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation
  (depreciation) on investments              2,766,701       3,404,766      (1,659,938)       (135,658)        (10,247)
                                          ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation on
  translation of assets and liabilities
  in foreign currencies                             --              --              --              --             385
Accumulated undistributed
  ordinary income                               28,700          34,820          23,165          12,175         235,180
Accumulated undistributed
  long-term gains                                   --              --              --           3,477              --
Capital loss carryforwards                          --              --        (229,908)             --     (12,182,864)
Post-October losses                                 --              --        (297,320)             --              --
Other gains (losses)                            90,910          85,673      (1,072,881)             --         323,829
Other temporary differences                    (19,855)             --              --         (12,175)         (1,198)
                                          ------------    ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit)                   $  2,866,456    $  3,525,259    $ (3,236,882)   $   (132,181)   $(11,634,915)
                                          ============    ============    ============    ============    ============
----------------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2008, The Jamestown Select Fund and The Jamestown International Equity Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                 EXPIRES
                                                   AMOUNT       MARCH 31,
--------------------------------------------------------------------------------
Jamestown Select Fund                           $    229,908       2016
                                                ============

Jamestown International Equity Fund             $ 11,562,523       2011
                                                     620,341       2012
                                                ------------
                                                $ 12,182,864
                                                ============
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Jamestown Select Fund had net realized losses of $297,320 during the period November 1, 2007 through March 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2009. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the six months ended September 30, 2008, The Jamestown Balanced Fund reclassified $1,305 of overdistributed net investment income against accumulated net realized gains on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund's net assets or net asset value per share.

Additionally,  for the six  months  ended  September  30,  2008,  The  Jamestown
International Equity Fund reclassified $63,439 of net realized gains from security transactions against accumulated undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2008:

-------------------------------------------------------------------------------------------------------------
                                                                                    JAMESTOWN     JAMESTOWN
                                      JAMESTOWN      JAMESTOWN       JAMESTOWN     TAX EXEMPT   INTERNATIONAL
                                       BALANCED        EQUITY          SELECT       VIRGINIA       EQUITY
                                         FUND           FUND            FUND          FUND           FUND
-------------------------------------------------------------------------------------------------------------
Purchase of investment securities    $  7,016,279   $ 10,554,733   $  9,455,470   $  1,487,719   $    845,336
                                     ============   ============   ============   ============   ============
Proceeds from sales and maturities
  of investment securities           $  7,529,114   $ 11,492,674   $  9,371,740   $    808,000   $    853,964
                                     ============   ============   ============   ============   ============
-------------------------------------------------------------------------------------------------------------


3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the six months ended September 30, 2008, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to .69% and 1.44%, respectively, of average daily net assets. Accordingly, the Adviser voluntarily waived $10,312 and $63,740, respectively, of such Funds' investment advisory fees during the six months ended September 30, 2008.

The Adviser retains Oechsle International Advisors, LLC ("Oechsle") to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund are subject to a minimum monthly fee of $4,000, $4,000, $4,000, $3,500 and $4,000, respectively.
In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"),

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $12,000 and $6,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2008.

5.    FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.    The  market  values  of  investment   securities   and  other  assets  and
      liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6.    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 2008, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------
                                                                                     NET UNREALIZED
                                           TO RECEIVE        INITIAL       MARKET    APPRECIACTION
SETTLEMENT                                (TO DELIVER)        VALUE         VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Contracts To Buy
  10/1/2008.........................         9714  EUR    $   (13,974)   $  (13,645)   $     (329)
  10/1/2008.........................       15,744  GBP        (28,934)      (28,062)         (872)
  12/31/2008........................    1,505,323  JPY        (14,309)      (14,187)         (122)
                                                          -----------    ----------    ----------
Total Buy Contracts.................                          (57,217)      (55,894)       (1,323)
                                                          -----------    ----------    ----------

Contracts To Sell
  12/31/2008........................     (510,409) GBP        936,218       911,660        24,558
                                                          -----------    ----------    ----------

Net Contracts.......................                      $   879,001    $  855,766    $   23,235
                                                          ===========    ==========    ==========
---------------------------------------------------------------------------------------------------

EUR - Euro
GBP - British Pound Sterling
JPY - Japanese Yen

7.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2008 through September 30, 2008).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
                                         Beginning      Ending
                                       Account Value Account Value    Expenses
                                          April 1,   September 30,   Paid During
                                            2008         2008          Period
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return             $ 1,000.00    $   938.70       $ 4.76
Based on Hypothetical 5% Return
  (before expenses)                     $ 1,000.00    $ 1,020.16       $ 4.96
--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return             $ 1,000.00    $   906.90       $ 4.73
Based on Hypothetical 5% Return
  (before expenses)                     $ 1,000.00    $ 1,020.10       $ 5.01
--------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return             $ 1,000.00    $   873.00       $ 5.87
Based on Hypothetical 5% Return
  (before expenses)                     $ 1,000.00    $ 1,018.80       $ 6.33
--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return             $ 1,000.00    $   993.80       $ 3.45
Based on Hypothetical 5% Return
  (before expenses)                     $ 1,000.00    $ 1.021.61       $ 3.50
--------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return             $ 1,000.00    $   818.10       $ 6.56
Based on Hypothetical 5% Return
  (before expenses)                     $ 1,000.00    $ 1,017.85       $ 7.28
--------------------------------------------------------------------------------
* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

      The Jamestown Balanced Fund                    0.98%
      The Jamestown Equity Fund                      0.99%
      The Jamestown Select Fund                      1.25%
      The Jamestown Tax Exempt Virginia Fund         0.69%
      The Jamestown International Equity Fund        1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================

                  THE JAMESTOWN FUNDS

                  INVESTMENT ADVISER
                  Lowe, Brockenbrough & Company, Inc.
                  1802 Bayberry Court
                  Suite 400
                  Richmond, Virginia 23226
                  www.jamestownfunds.com

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  (Toll-Free) 1-866-738-1126

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt, III

================================================================================

================================================================================

                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              No-Load Mutual Funds


                               Semi-Annual Report
                               September 30, 2008
                                   (Unaudited)

================================================================================


                                 [LOGO OMITTED]
                                    LEAVELL
                         ==== INVESTMENT MANAGEMENT ====
                    TRUSTED INVESTMENT SOLUTIONS SINCE 1979


================================================================================

                        The Government Street Equity Fund
                       The Government Street Mid-Cap Fund
                         The Alabama Tax Free Bond Fund

================================================================================

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P 500 INDEX

[BAR CHART OMITTED]                     (% OF NET ASSETS)

                                The Government Street  S&P 500
                                     Equity Fund        Index
                                  -----------------    -------
Consumer Discretionary                    6.8%           8.5%
Consumer Staples                         10.1%          12.2%
Energy                                   11.7%          13.4%
Financials                               12.0%          15.8%
Health Care                              12.6%          13.1%
Industrials                              12.7%          11.1%
Information Technology                   12.9%          16.0%
Materials                                 3.3%           3.4%
Telecommunication Services                1.3%           3.0%
Utilities                                 3.0%           3.5%
Exchange-Traded Funds                     7.0%           0.0%
Cash Equivalents                          6.6%           0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                    % OF NET ASSETS
-------------------------------------------------------
Bank of America Corporation                   3.7%
Procter & Gamble Company (The)                3.3%
U.S. Bancorp                                  2.9%
Hewlett-Packard Company                       2.9%
Philip Morris International, Inc.             2.7%
Vanguard FTSE All-World Ex-US Index ETF       2.5%
Adobe Systems, Inc.                           2.5%
Johnson & Johnson                             2.3%
ConocoPhillips                                2.3%
General Dynamics Corporation                  2.1%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P MIDCAP 400 INDEX

[BAR CHART OMITTED]                      (% OF NET ASSETS)

                                The Government Street   S&P MidCap
                                     Mid-Cap Fund       400 Index
                                  -----------------     ----------
Consumer Discretionary                    8.1%            13.7%
Consumer Staples                          3.3%             3.8%
Energy                                    7.9%             7.4%
Financials                               15.2%            19.2%
Health Care                              16.1%            12.3%
Industrials                              14.4%            15.4%
Information Technology                   12.6%            13.0%
Materials                                 5.9%             6.9%
Telecommunication Services                0.1%             0.5%
Utilities                                 7.6%             7.8%
Cash Equivalents                          8.8%             0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                    % OF NET ASSETS
-------------------------------------------------------
Gilead Sciences, Inc.                         1.9%
Stericycle, Inc.                              1.7%
SPX Corporation                               1.3%
Eaton Vance Corporation                       1.2%
Covance, Inc.                                 1.2%
Fastenal Company                              1.2%
Church & Dwight Company, Inc.                 1.1%
Rayonier, Inc.                                1.1%
Cullen/Frost Bankers, Inc.                    1.1%
Techne Corporation                            1.1%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION

[PIE CHART OMITTED]

Revenue Bonds                                38.9%
General Obligation Bonds                     44.5%
Pre-Refunded & Escrowed Bonds                12.5%
Cash Equivalents                              4.1%


               DISTRIBUTION BY RATING
------------------------------------------------------
   RATING                              % HOLDINGS
   ------                             -------------
   AAA                                    26.6%
   AA                                     65.0%
   A                                       8.4%

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 86.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 6.8%
     6,000   Coach, Inc. (a) ...................................   $    150,240
    26,500   Home Depot, Inc. ..................................        686,085
     4,000   ITT Educational Services, Inc. (a) ................        323,640
    24,000   Johnson Controls, Inc. ............................        727,920
    11,000   NIKE, Inc. - Class B ..............................        735,900
    10,000   Panasonic Corporation - ADR .......................        173,300
    40,000   Walt Disney Company (The) .........................      1,227,600
                                                                   ------------
                                                                      4,024,685
                                                                   ------------
             CONSUMER STAPLES -- 10.1%
    33,000   Altria Group, Inc. ................................        654,720
    22,836   Kraft Foods, Inc. .................................        747,879
    10,000   PepsiCo, Inc. .....................................        712,700
    33,000   Philip Morris International, Inc. .................      1,587,300
    28,000   Procter & Gamble Company (The) ....................      1,951,320
     6,000   Wal-Mart Stores, Inc. .............................        359,340
                                                                   ------------
                                                                      6,013,259
                                                                   ------------
             ENERGY -- 11.7%
    10,089   Apache Corporation ................................      1,052,081
     7,300   BP plc - ADR ......................................        366,241
    15,000   Chevron Corporation ...............................      1,237,200
    18,500   ConocoPhillips ....................................      1,355,125
     6,000   ENSCO International, Inc. .........................        345,780
     7,200   Exxon Mobil Corporation ...........................        559,152
    10,000   Plains Exploration & Production Company (a) .......        351,600
    14,000   Spectra Energy Corporation ........................        333,200
     7,996   Transocean, Inc. (a) ..............................        878,281
    10,000   XTO Energy, Inc. ..................................        465,200
                                                                   ------------
                                                                      6,943,860
                                                                   ------------
             FINANCIALS -- 12.0%
    27,900   Aegon N.V. - ARS ..................................        244,962
    13,800   AFLAC, Inc. .......................................        810,750
     8,000   American Capital Strategies Ltd. ..................        204,080
    20,000   American Express Company ..........................        708,600
    16,500   American International Group, Inc. ................         54,945
    62,870   Bank of America Corporation .......................      2,200,450
    15,000   Charles Schwab Corporation (The) ..................        390,000
    40,000   Colonial Properties Trust .........................        747,600
     7,000   Regions Financial Corporation .....................         67,200
    48,400   U.S. Bancorp ......................................      1,743,368
                                                                   ------------
                                                                      7,171,955
                                                                   ------------
             HEALTH CARE -- 12.6%
     3,000   Abbott Laboratories ...............................        172,740
    12,190   Becton, Dickinson & Company .......................        978,369
    17,500   Cardinal Health, Inc. .............................        862,400
     5,500   Cerner Corporation (a) ............................        245,520
     4,000   Covance, Inc. (a) .................................        353,640

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 86.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 12.6% (CONTINUED)
     2,000   Covidien Ltd. .....................................   $    107,520
    20,000   Elan Corporation (a) ..............................        213,400
     5,000   Fresenius Medical Care AG & Company - ADR .........        259,700
     6,500   Genzyme Corporation (a) ...........................        525,785
     7,000   Gilead Sciences, Inc. (a) .........................        319,060
    20,000   Johnson & Johnson .................................      1,385,600
    11,250   Techne Corporation (a) ............................        811,350
     6,500   Thermo Fisher Scientific, Inc. (a) ................        357,500
    16,000   Waters Corporation (a) ............................        930,880
                                                                   ------------
                                                                      7,523,464
                                                                   ------------
             INDUSTRIALS -- 12.7%
    19,500   Caterpillar, Inc. .................................      1,162,200
     3,000   C.H. Robinson Worldwide, Inc. .....................        152,880
    30,000   Emerson Electric Company ..........................      1,223,700
     9,500   FedEx Corporation .................................        750,880
    17,000   General Dynamics Corporation ......................      1,251,540
    16,000   Ingersoll-Rand Company Ltd. - Class A .............        498,720
    10,000   Norfolk Southern Corporation ......................        662,100
    23,000   Quanta Services, Inc. (a) .........................        621,230
     5,000   Stericycle, Inc. (a) ..............................        294,550
    16,000   United Technologies Corporation ...................        960,960
                                                                   ------------
                                                                      7,578,760
                                                                   ------------
             INFORMATION TECHNOLOGY -- 12.9%
     9,500   Accenture Ltd. - Class A ..........................        361,000
    37,000   Adobe Systems, Inc. (a) ...........................      1,460,390
    20,000   Automatic Data Processing, Inc. ...................        855,000
     5,000   Broadridge Financial Solutions, Inc. ..............         76,950
    35,900   Cisco Systems, Inc. (a) ...........................        809,904
    28,000   Corning, Inc. .....................................        437,920
     6,000   Dell, Inc. (a) ....................................         98,880
    37,000   Hewlett-Packard Company ...........................      1,710,880
     7,000   International Business Machines Corporation .......        818,720
    12,000   NetApp, Inc. (a) ..................................        218,760
    10,000   Oracle Corporation (a) ............................        203,100
    24,000   Texas Instruments, Inc. ...........................        516,000
     5,000   Tyco Electronics Ltd. .............................        138,300
                                                                   ------------
                                                                      7,705,804
                                                                   ------------
             MATERIALS -- 3.3%
     7,000   Alcoa, Inc. .......................................        158,060
     9,000   Dow Chemical Company (The) ........................        286,020
     2,000   Freeport-McMoRan Copper & Gold, Inc. ..............        113,700
    10,000   Nucor Corporation .................................        395,000
     7,000   POSCO - ADR .......................................        653,590
     5,000   Praxair, Inc. .....................................        358,700
                                                                   ------------
                                                                      1,965,070
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 86.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 1.3%
     9,000   America Movil SAB de C.V. - Series L - ADR ........   $    417,240
     6,000   AT&T, Inc. ........................................        167,520
        37   FairPoint Communications, Inc. ....................            321
     4,000   Nippon Telegraph and Telephone Corporation - ADR ..         90,040
     2,000   Telephone and Data Systems, Inc. ..................         71,500
                                                                   ------------
                                                                        746,621
                                                                   ------------
             UTILITIES -- 3.0%
    65,980   Duke Energy Corporation ...........................      1,150,031
     4,500   EnergySouth, Inc. .................................        276,435
     2,000   FirstEnergy Corporation ...........................        133,980
     5,000   Wisconsin Energy Corporation ......................        224,500
                                                                   ------------
                                                                      1,784,946
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $31,035,420) ............   $ 51,458,424
                                                                   ------------

================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 7.0%                             VALUE
--------------------------------------------------------------------------------
     7,000   Market Vectors - Agribusiness ETF (a) .............   $    257,880
    10,000   Market Vectors - Coal ETF (a) .....................        295,300
     5,000   Market Vectors - Steel ETF ........................        263,050
    10,000   Standard & Poor's Depositary Receipts, SPDR Trust,
               Series I ........................................      1,160,200
    20,000   Vanguard Emerging Markets ETF .....................        693,200
    35,000   Vanguard FTSE All-World Ex-US Index ETF ...........      1,485,400
                                                                   ------------
             TOTAL EXCHANGE-TRADED FUNDS (Cost $5,317,528) .....   $  4,155,030
                                                                   ------------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 6.7%                                  VALUE
--------------------------------------------------------------------------------
$1,103,000   Deutsche Bank Financial, LLC, 1.40%, due 10/01/2008   $  1,103,000
 2,862,000   General Electric Capital Corporation, 1.65%, due
               10/01/2008 ......................................      2,862,000
                                                                   ------------
             TOTAL COMMERCIAL PAPER (Cost $3,965,000) ..........   $  3,965,000
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 0.0%                                VALUE
--------------------------------------------------------------------------------
       970   AIM STIT - STIC Prime Portfolio - Institutional
               Class, 2.204% (b) (Cost $970) ...................   $        970
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.1%
               (Cost $40,318,918) ..............................   $ 59,579,424

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) ...     (1,042,475)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 58,536,949
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

ADR - American Depositary Receipt

ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 91.2%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 8.1%
     2,500   AnnTaylor Stores Corporation (a) ..................   $     51,600
     2,000   ArvinMeritor, Inc. ................................         26,080
     6,500   Barnes & Noble, Inc. ..............................        169,520
     2,000   Bob Evans Farms, Inc. .............................         54,580
     3,000   BorgWarner, Inc. ..................................         98,310
       220   Central European Media Enterprises Ltd. - Class A (a)       14,388
     2,900   Coach, Inc. (a) ...................................         72,616
     1,700   Darden Restaurants, Inc. ..........................         48,671
     3,500   DreamWorks Animation SKG, Inc. - Class A (a) ......        110,075
     3,000   Family Dollar Stores, Inc. ........................         71,100
     5,700   GameStop Corporation - Class A (a) ................        194,997
     2,500   Hanesbrands, Inc. (a) .............................         54,375
     4,300   Hasbro, Inc. ......................................        149,296
       600   HSN, Inc. (a) .....................................          6,606
       900   Interactive Data Corporation ......................         22,698
     1,605   ITT Educational Services, Inc. (a) ................        129,861
     3,000   Jarden Corporation (a) ............................         70,350
     2,500   Liberty Global, Inc. - Class A (a) ................         75,750
     1,200   Nordstrom, Inc. ...................................         34,584
     2,800   OfficeMax, Inc. ...................................         24,892
     5,800   O'Reilly Automotive, Inc. (a) .....................        155,266
     1,000   PetSmart, Inc. ....................................         24,710
     3,000   Phillips-Van Heusen Corporation ...................        113,730
     2,200   Ross Stores, Inc. .................................         80,982
     6,000   Service Corporation International .................         50,160
     2,950   Snap-on, Inc. .....................................        155,347
     3,400   Sotheby's .........................................         68,204
       600   Ticketmaster (a) ..................................          6,438
     1,300   Tiffany & Company .................................         46,176
     1,200   Urban Outfitters, Inc. (a) ........................         38,244
     2,500   Vail Resorts, Inc. (a) ............................         87,375
     1,600   Wiley (John) & Sons, Inc. - Class A ...............         64,720
                                                                   ------------
                                                                      2,371,701
                                                                   ------------
             CONSUMER STAPLES -- 3.3%
     5,400   Church & Dwight Company, Inc. .....................        335,286
     6,000   Hormel Foods Corporation ..........................        217,680
     4,700   J.M. Smucker Company ..............................        238,243
     3,000   NBTY, Inc. (a) ....................................         88,560
     1,740   Universal Corporation .............................         85,417
                                                                   ------------
                                                                        965,186
                                                                   ------------
             ENERGY -- 7.9%
     6,610   Cameron International Corporation (a) .............        254,749
     5,780   FMC Technologies, Inc. (a) ........................        269,059
     3,740   Murphy Oil Corporation ............................        239,884
     2,800   Newfield Exploration Company (a) ..................         89,572
     5,360   Noble Corporation .................................        235,304
     3,600   Overseas Shipholding Group, Inc. ..................        209,916
       960   Patriot Coal Corporation (a) ......................         27,888

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 91.2% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             ENERGY -- 7.9% (CONTINUED)
     4,800   Peabody Energy Corporation ........................   $    216,000
     4,380   Pioneer Natural Resources Company .................        228,986
     5,000   Pride International, Inc. (a) .....................        148,050
     4,500   Smith International, Inc. .........................        263,880
     4,950   Valero Energy Corporation .........................        149,985
                                                                   ------------
                                                                      2,333,273
                                                                   ------------
             FINANCIALS -- 15.2%
     8,400   American Financial Group, Inc. ....................        247,800
     6,750   Arthur J. Gallagher & Company .....................        173,205
     7,300   Associated Banc-Corp ..............................        145,635
     6,000   Bank of Hawaii Corporation ........................        320,700
    10,050   Berkley (W.R.) Corporation ........................        236,677
     5,600   Cullen/Frost Bankers, Inc. ........................        327,040
    10,250   Eaton Vance Corporation ...........................        361,107
     2,600   Everest Re Group Ltd. .............................        224,978
     9,300   HCC Insurance Holdings, Inc. ......................        251,100
    10,400   Jefferies Group, Inc. .............................        227,552
     3,780   Legg Mason, Inc. ..................................        143,867
     4,600   Liberty Property Trust ............................        173,190
    10,270   New York Community Bancorp, Inc. ..................        172,433
     6,941   Potlatch Corporation ..............................        321,993
     7,000   Rayonier, Inc. ....................................        331,450
     4,400   State Street Corporation ..........................        250,272
    16,400   Synovus Financial Corporation .....................        169,740
     3,300   Westamerica Bancorporation ........................        189,849
     6,650   Wilmington Trust Corporation ......................        191,720
                                                                   ------------
                                                                      4,460,308
                                                                   ------------
             HEALTH CARE -- 16.1%
     3,500   Applied Biosystems, Inc. ..........................        119,875
     1,000   Bard (C.R.), Inc. .................................         94,870
     3,450   Barr Pharmaceuticals, Inc. (a) ....................        225,285
     2,500   Bio-Rad Laboratories, Inc. - Class A (a) ..........        247,800
     2,500   Cephalon, Inc. (a) ................................        193,725
     6,000   Cerner Corporation (a) ............................        267,840
     8,000   Community Health Systems, Inc. (a) ................        234,480
     4,000   Covance, Inc. (a) .................................        353,640
     8,250   Coventry Health Care, Inc. (a) ....................        268,537
     1,500   Covidien Ltd. .....................................         80,640
     5,600   DENTSPLY International, Inc. ......................        210,224
     2,000   Edwards Lifesciences Corporation (a) ..............        115,520
     1,000   Elan Corporation plc - ADR (a) ....................         10,670
     4,000   Fresenius Medical Care AG & Company - ADR .........        207,760
    12,000   Gilead Sciences, Inc. (a) .........................        546,960
     4,000   Henry Schein, Inc. (a) ............................        215,360
     1,500   IDEXX Laboratories, Inc. (a) ......................         82,200
     2,000   Millipore Corporation (a) .........................        137,600
     7,700   Mylan, Inc. .......................................         87,934
     3,000   ResMed, Inc. (a) ..................................        129,000
     4,500   Techne Corporation (a) ............................        324,540

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 91.2% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 16.1% (CONTINUED)
     3,000   Teleflex, Inc. ....................................   $    190,470
     5,100   Varian Medical Systems, Inc. (a) ..................        291,363
     2,000   Waters Corporation (a) ............................        116,360
                                                                   ------------
                                                                      4,752,653
                                                                   ------------
             INDUSTRIALS -- 14.4%
     3,000   Alexander & Baldwin, Inc. .........................        132,090
     7,500   AMETEK, Inc. ......................................        305,775
     5,000   C.H. Robinson Worldwide, Inc. .....................        254,800
     6,000   Donaldson Company, Inc. ...........................        251,460
     6,000   Expeditors International of Washington, Inc. ......        209,040
     7,000   Fastenal Company ..................................        345,730
     3,500   Goodrich Corporation ..............................        145,600
     6,000   Graco, Inc. .......................................        213,660
     3,000   Harsco Corporation ................................        111,570
     5,500   Herman Miller, Inc. ...............................        134,585
     4,475   Jacobs Engineering Group, Inc. (a) ................        243,037
     1,248   John Bean Technologies Corporation (a) ............         15,800
     2,000   Joy Global, Inc. ..................................         90,280
     1,500   Koninklijke Philips Electronics N.V. - ADR ........         40,875
     3,000   L-3 Communications Holdings, Inc. .................        294,960
     4,000   Manpower, Inc. ....................................        172,640
     5,000   MSC Industrial Direct Company, Inc. ...............        230,350
     5,000   SPX Corporation ...................................        385,000
     8,275   Stericycle, Inc. (a) ..............................        487,480
     5,000   Trinity Industries, Inc. ..........................        128,650
     1,000   WESCO International, Inc. (a) .....................         32,180
                                                                   ------------
                                                                      4,225,562
                                                                   ------------
             INFORMATION TECHNOLOGY -- 12.6%
    16,000   Activision Blizzard, Inc. (a) .....................        246,880
     8,500   ADC Telecommunications, Inc. (a) ..................         71,825
     6,000   ADTRAN, Inc. ......................................        116,940
     4,000   Advent Software, Inc. (a) .........................        140,920
     5,000   Alliance Data Systems Corporation (a) .............        316,900
     8,000   Arrow Electronics, Inc. (a) .......................        209,760
     8,000   Cognizant Technology Solutions Corporation -
               Class A (a) .....................................        182,640
     1,000   CommScope, Inc. (a) ...............................         34,640
     6,500   Cree, Inc. (a) ....................................        148,070
     4,000   DST Systems, Inc. (a) .............................        223,960
     6,000   Harris Corporation ................................        277,200
     1,500   IAC/InterActiveCorp (a) ...........................         25,950
    10,000   Integrated Device Technology, Inc. (a) ............         77,800
     9,000   Jack Henry & Associates, Inc. .....................        182,970
     6,000   Lam Research Corporation (a) ......................        188,940
     5,000   Linear Technology Corporation .....................        153,300
     6,000   Macrovision Corporation (a) .......................         92,280
     5,000   Microchip Technology, Inc. ........................        147,150
     8,000   National Instruments Corporation ..................        240,400
     5,000   NetApp, Inc. (a) ..................................         91,150
     4,000   Polycom, Inc. (a) .................................         92,520

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 91.2% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 12.6% (CONTINUED)
     5,000   SanDisk Corporation (a) ...........................   $     97,750
     4,000   Sybase, Inc. (a) ..................................        122,480
     7,000   Xilinx, Inc. ......................................        164,150
     2,500   Zebra Technologies Corporation - Class A (a) ......         69,625
                                                                   ------------
                                                                      3,716,200
                                                                   ------------
             MATERIALS -- 5.9%
     4,000   Airgas, Inc. ......................................        198,600
     8,000   Albemarle Corporation .............................        246,720
     3,000   Ashland, Inc. .....................................         87,720
     4,000   Cabot Corporation .................................        127,120
     2,500   Eagle Materials, Inc. .............................         55,925
     2,500   Martin Marietta Materials, Inc. ...................        279,950
     4,000   Scotts Miracle-Gro Company (The) - Class A ........         94,560
     9,570   Sonoco Products Company ...........................        284,038
    12,000   Steel Dynamics, Inc. ..............................        205,080
     7,000   Valspar Corporation (The) .........................        156,030
                                                                   ------------
                                                                      1,735,743
                                                                   ------------
             TELECOMMUNICATION SERVICES -- 0.1%
     1,000   Telephone and Data Systems, Inc. ..................         35,750
                                                                   ------------

             UTILITIES -- 7.6%
     8,400   AGL Resources, Inc. ...............................        263,592
     7,000   Equitable Resources, Inc. .........................        256,830
     9,050   Great Plains Energy, Inc. .........................        200,457
     8,850   MDU Resources Group, Inc. .........................        256,650
     5,750   ONEOK, Inc. .......................................        197,800
     7,900   Pepco Holdings, Inc. ..............................        180,989
    10,800   Puget Energy, Inc. ................................        288,360
     7,530   SCANA Corporation .................................        293,143
    10,600   Vectren Corporation ...............................        295,210
                                                                   ------------
                                                                      2,233,031
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $22,542,373) ............   $ 26,829,407
                                                                   ------------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 8.7%                                  VALUE
--------------------------------------------------------------------------------
$1,134,000   Deutsche Bank Financial, LLC, 1.40%, due 10/01/2008   $  1,134,000
 1,420,000   General Electric Capital Corporation, 1.65%,
               due 10/01/2008 ..................................      1,420,000
                                                                   ------------
             TOTAL COMMERCIAL PAPER (Cost $2,554,000) ..........   $  2,554,000
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 0.0%                                VALUE
--------------------------------------------------------------------------------
       251   AIM STIT - STIC Prime Portfolio - Institutional
               Class, 2.204% (b) (Cost $251) ...................   $        251
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.9%
               (COST $25,096,624) ..............................   $ 29,383,658

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....         29,724
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 29,413,382
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 95.9%                            VALUE
--------------------------------------------------------------------------------
             Alabama Drinking Water Financing Auth., Rev.,
$  250,000     4.00%, due 08/15/2014 ...........................   $    248,182
   400,000     5.00%, due 08/15/2018 ...........................        404,220
                                                                   ------------
                                                                        652,402
                                                                   ------------
             Alabama Special Care Facilities Financing Auth.,
               Birmingham, Rev.,
   500,000     4.50%, due 11/01/2009, ETM ......................        510,865
   400,000     5.375%, due 11/01/2012, ETM .....................        400,668
                                                                   ------------
                                                                        911,533
                                                                   ------------
             Alabama Special Care Facilities Financing Auth.,
               Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM ......................        255,075
                                                                   ------------

             Alabama State Federal Highway Financing Auth., Rev.,
   210,000     5.00%, due 03/01/2009 ...........................        212,104
   300,000     5.00%, due 03/01/2016 ...........................        305,853
                                                                   ------------
                                                                        517,957
                                                                   ------------
             Alabama State, GO,
   250,000     5.00%, due 06/01/2012 ...........................        256,895
   300,000     5.00%, due 09/01/2015 ...........................        310,632
   300,000     5.00%, due 09/01/2016 ...........................        310,632
   300,000     5.00%, due 09/01/2017 ...........................        310,659
                                                                   ------------
                                                                      1,188,818
                                                                   ------------
             Alabama State Parks System Improvement Corporation, GO,
   200,000     5.50%, due 06/01/2010 ...........................        209,328
                                                                   ------------

             Alabama State Public School & College Auth.,
               Capital Improvements, Rev.,
   300,000     5.00%, due 02/01/2010 ...........................        309,153
   475,000     5.00%, due 11/01/2012 ...........................        482,823
   600,000     5.125%, due 11/01/2013 ..........................        609,948
   525,000     5.125%, due 11/01/2015 ..........................        533,704
                                                                   ------------
                                                                      1,935,628
                                                                   ------------
             Alabama State Public School & College Auth., Rev.,
   355,000     5.00%, due 05/01/2010 ...........................        367,553
                                                                   ------------

             Alabama Water Pollution Control Auth., Rev.,
   500,000     5.00%, due 08/15/2010 ...........................        509,105
                                                                   ------------

             Anniston, AL, Waterworks & Sewer Board, Rev.,
   400,000     4.00%, due 06/01/2015 ...........................        400,616
                                                                   ------------

             Athens, AL, Electric Rev. Warrants,
   500,000     3.00%, due 06/01/2011 ...........................        496,270
                                                                   ------------

             Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015 ...........................        338,775
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Auburn, AL, Capital Improvements, School Warrants, GO,
$  225,000     5.00%, due 08/01/2012 ...........................   $    237,901
                                                                   ------------

             Auburn, AL, School Warrants, GO,
   285,000     4.25%, due 08/01/2009 ...........................        289,520
                                                                   ------------

             Auburn, AL, Water Works Board, Rev.,
   335,000     5.00%, due 07/01/2015 ...........................        345,663
                                                                   ------------

             Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011 ...........................        403,624
   400,000     5.25%, due 06/01/2015 ...........................        412,448
                                                                   ------------
                                                                        816,072
                                                                   ------------
             Baldwin Co., AL, Board of Education, Rev. Warrants,
   200,000     5.20%, due 06/01/2009 ...........................        200,476
   300,000     5.00%, due 06/01/2010 ...........................        309,750
                                                                   ------------
                                                                        510,226
                                                                   ------------
             Baldwin Co., AL, GO,
   500,000     4.50%, due 11/01/2008 ...........................        500,935
   200,000     5.00%, due 02/01/2015 ...........................        209,250
   320,000     5.00%, due 02/01/2017 ...........................        332,013
                                                                   ------------
                                                                      1,042,198
                                                                   ------------
             Birmingham, AL, Special Care Facilities
               Financing Auth., Rev.,
   300,000     3.70%, due 06/01/2009 ...........................        300,876
                                                                   ------------

             Decatur, AL, Warrants, GO,
   300,000     5.00%, due 06/01/2009 ...........................        300,615
                                                                   ------------

             Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014 ...........................        102,016
                                                                   ------------

             Dothan, AL, GO,
   500,000     5.50%, due 09/01/2014 ...........................        519,340
                                                                   ------------

             Fairhope, AL, Warrants,
   295,000     5.10%, due 06/01/2014 ...........................        304,354
                                                                   ------------

             Florence, AL, School Warrants,
   200,000     4.65%, due 12/01/2012 ...........................        204,416
                                                                   ------------

             Homewood, AL, Warrants, GO,
   500,000     5.00%, due 09/01/2014 ...........................        532,265
   250,000     5.00%, due 09/01/2015 ...........................        263,827
                                                                   ------------
                                                                        796,092
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
             Hoover, AL, Special Tax, Warrants,
$  370,000     5.00%, due 02/15/2015 ...........................   $    379,021
                                                                   ------------

             Houston Co., AL, GO,
   300,000     5.60%, due 10/15/2014 ...........................        315,294
                                                                   ------------

             Huntsville, AL, Capital Improvements, GO,
   100,000     3.25%, due 11/01/2010 ...........................        100,937
                                                                   ------------

             Huntsville, AL, Electric Systems, Rev.,
   300,000     4.00%, due 12/01/2013 ...........................        305,460
                                                                   ------------

             Huntsville, AL, GO,
   400,000     5.50%, due 08/01/2009 ...........................        410,764
   500,000     5.00%, due 08/01/2011 ...........................        525,945
   250,000     5.25%, due 11/01/2012 ...........................        252,925
   300,000     5.125%, due 05/01/2020 ..........................        304,716
                                                                   ------------
                                                                      1,494,350
                                                                   ------------
             Huntsville, AL, Water Systems, Rev.,
   200,000     4.70%, due 11/01/2013 ...........................        202,250
                                                                   ------------

             Jefferson Co., AL, Sewer Rev.,
   225,000     5.00%, due 02/01/2041, Prerefunded
               02/01/2011 @ 101 ................................        236,371
                                                                   ------------

             Madison, AL, Warrants,
   200,000     4.40%, due 02/01/2011 ...........................        203,902
   400,000     4.85%, due 02/01/2013 ...........................        406,452
                                                                   ------------
                                                                        610,354
                                                                   ------------
             Madison Co., AL, Board of Education, Capital
               Outlay Tax Antic. Warrants,
   400,000     5.20%, due 03/01/2011 ...........................        415,840
   250,000     5.20%, due 03/01/2014 ...........................        258,433
                                                                   ------------
                                                                        674,273
                                                                   ------------
             Mobile, AL, GO,
   400,000     4.75%, due 02/15/2014 ...........................        414,516
   500,000     5.20%, due 08/15/2018 ...........................        504,810
                                                                   ------------
                                                                        919.326
                                                                   ------------
             Mobile, AL, Water & Sewer, Rev.,
   300,000     5.25%, due 01/01/2014 ...........................        310,293
                                                                   ------------

             Mobile Co., AL, Refunding & Improvements, Warrants, GO,
   100,000     4.50%, due 08/01/2013 ...........................        104,093
                                                                   ------------

             Montgomery, AL, GO,
   300,000     5.00%, due 11/01/2015 ...........................        309,735
                                                                   ------------

             Montgomery, AL, Special Care Facilities, Rev.,
   125,000     5.00%, due 11/15/2029 ...........................        126,549
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
             Montgomery, AL, Waterworks & Sanitation, Rev.,
$  350,000     5.25%, due 09/01/2011 ...........................   $    370,167
                                                                   ------------

             Mountain Brook, AL, City Board of Education,
               Capital Outlay Warrants,
   405,000     4.80%, due 02/15/2011 ...........................        405,579
                                                                   ------------

             Opelika, AL, GO,
   210,000     4.00%, due 03/01/2010 ...........................        213,520
                                                                   ------------

             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000     4.35%, due 08/01/2011 ...........................        201,486
                                                                   ------------

             Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000     4.80%, due 02/01/2011 ...........................        507,320
                                                                   ------------

             St. Clair Co., AL, GO,
   145,000     4.00%, due 08/01/2013 ...........................        148,344
   205,000     4.00%, due 08/01/2014 ...........................        208,571
                                                                   ------------
                                                                        356,915
                                                                   ------------
             Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010 ...........................        412,000
                                                                   ------------

             Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000     4.85%, due 02/15/2013 ...........................        300,342
                                                                   ------------

             Tuscaloosa, AL, Warrants, GO,
   145,000     4.25%, due 02/15/2011 ...........................        149,188
   500,000     5.45%, due 01/01/2014 ...........................        523,160
   400,000     5.55%, due 01/01/2015, Prerefunded
               01/01/2010 @ 101 ................................        419,020
                                                                   ------------
                                                                      1,091,368
                                                                   ------------
             Tuscaloosa Co., AL, Warrants, GO,
   425,000     4.30%, due 10/01/2009 ...........................        434,189
                                                                   ------------

             University of Alabama, AL, General Fee Rev.,
   240,000     4.10%, due 12/01/2013 ...........................        242,218
                                                                   ------------

             University of Alabama, AL, Series A, Rev.,
   375,000     4.00%, due 10/01/2010 ...........................        384,443
   245,000     5.00%, due 07/01/2017 ...........................        253,227
                                                                   ------------
                                                                        637,670
                                                                   ------------
             Vestavia Hills, AL, Warrants,
   565,000     5.00%, due 02/01/2012 ...........................        594,081
                                                                   ------------

             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $25,221,013) ........   $ 25,407,510
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 3.3%                                VALUE
--------------------------------------------------------------------------------
   877,319   Alpine Municipal Money Market Fund -
               Class I, 6.29% (a) (Cost $877,319) ..............   $    877,319
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.2%
               (Cost $26,098,332) ..............................   $ 26,284,829

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% .....        217,161
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 26,501,990
                                                                   ============

(a) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2008 (UNAUDITED)
=========================================================================================
                                               GOVERNMENT     GOVERNMENT       ALABAMA
                                                 STREET         STREET         TAX FREE
                                                 EQUITY         MID-CAP          BOND
                                                  FUND           FUND            FUND
-----------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost .....................   $ 40,318,918   $ 25,096,624    $ 26,098,332
                                              ============   ============    ============
  At value (Note 1) .......................   $ 59,579,424   $ 29,383,658    $ 26,284,829
Dividends and interest receivable .........         91,702         47,922         300,817
Receivable for capital shares sold ........         14,342          1,788              --
Other assets ..............................         12,167          8,452           7,596
                                              ------------   ------------    ------------
  TOTAL ASSETS ............................     59,697,635     29,441,820      26,593,242
                                              ------------   ------------    ------------
LIABILITIES
Distributions payable .....................          7,689             --          26,897
Payable for investment securities purchased      1,071,257             --              --
Payable for capital shares redeemed .......         35,718          6,698          48,770
Accrued investment advisory fees (Note 3) .         30,149         12,535           5,966
Accrued administration fees (Note 3).. ....          6,600          4,000           3,500
Accrued compliance fees (Note 3) ..........            625            550             550
Other accrued expenses ....................          8,648          4,655           5,569
                                              ------------   ------------    ------------
  TOTAL LIABILITIES .......................      1,160,686         28,438          91,252
                                              ------------   ------------    ------------

NET ASSETS ................................   $ 58,536,949   $ 29,413,382    $ 26,501,990
                                              ============   ============    ============
Net assets consist of:
Paid-in capital ...........................   $ 38,523,366   $ 25,264,133    $ 26,366,641
Accumulated undistributed
  net investment income ...................          7,708         68,874          16,170
Accumulated net realized gains (losses)
  from security transactions ..............        745,369       (206,659)        (67,318)
Net unrealized appreciation
  on investments ..........................     19,260,506      4,287,034         186,497
                                              ------------   ------------    ------------

Net assets ................................   $ 58,536,949   $ 29,413,382    $ 26,501,990
                                              ============   ============    ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ...........................      1,456,686      2,529,948       2,563,300
                                              ============   ============    ============
Net asset value, offering price and
  redemption price per share (Note 1). ....   $      40.19   $      11.63    $      10.34
                                              ============   ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
=======================================================================================
                                            GOVERNMENT      GOVERNMENT       ALABAMA
                                              STREET          STREET         TAX FREE
                                              EQUITY          MID-CAP          BOND
                                               FUND            FUND            FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .............................   $     16,072    $     22,545    $    528,491
  Dividends ............................        702,445         213,799          11,175
                                           ------------    ------------    ------------
    TOTAL INVESTMENT INCOME ............        718,517         236,344         539,666
                                           ------------    ------------    ------------
EXPENSES
  Investment advisory fees (Note 3) ....        200,148         122,031          46,882
  Administration fees (Note 3) .........         42,898          24,176          21,000
  Trustees' fees and expenses ..........          8,147           8,147           8,147
  Professional fees ....................          9,330           7,446           6,796
  Custodian and bank service fees ......          5,470           5,989           2,633
  Compliance fees and expenses (Note 3)           3,697           3,346           3,330
  Pricing costs ........................          1,221           1,962           5,843
  Account maintenance fees .............          3,608           3,350             603
  Postage and supplies .................          2,857           1,974           1,913
  Registration fees ....................          2,316           2,223           1,412
  Insurance expense ....................          2,645           1,405           1,223
  Printing of shareholder reports ......          2,322           1,219           1,093
  Other expenses .......................          5,444           2,218           2,219
                                           ------------    ------------    ------------
    TOTAL EXPENSES .....................        290,103         185,486         103,094
  Fees waived by the Adviser (Note 3) ..             --          (6,508)        (16,027)
                                           ------------    ------------    ------------
    NET EXPENSES .......................        290,103         178,978          87,067
                                           ------------    ------------    ------------

NET INVESTMENT INCOME ..................        428,414          57,366         452,599
                                           ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions ..............        792,253        (213,943)             --
  Net realized gains from in-kind
    redemptions (Note 1) ...............      1,510,757         236,919              --
  Net change in unrealized appreciation/
    depreciation on investments ........     (9,045,829)     (1,710,661)       (413,336)
                                           ------------    ------------    ------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS ................     (6,742,819)     (1,687,685)       (413,336)
                                           ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ......................   $ (6,314,405)   $ (1,630,319)   $     39,263
                                           ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                  GOVERNMENT STREET               GOVERNMENT STREET
                                                     EQUITY FUND                    MID-CAP FUND
                                             ----------------------------     ---------------------------
                                              SIX MONTHS                      SIX MONTHS
                                                 ENDED           YEAR            ENDED           YEAR
                                               SEPT. 30,        ENDED          SEPT. 30,        ENDED
                                                 2008          MARCH 31,         2008          MARCH 31,
                                              (UNAUDITED)        2008         (UNAUDITED)        2008
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ..................   $    428,414    $    906,424    $     57,366    $     86,354
  Net realized gains (losses) from
     security transactions ...............        792,253       1,965,343        (213,943)        756,786
  Net realized gains from in-kind
    redemptions (Note 1) .................      1,510,757      10,223,336         236,919         369,183
  Net change in unrealized appreciation/
    depreciation on investments ..........     (9,045,829)    (14,723,170)     (1,710,661)     (2,471,103)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets from operations     (6,314,405)     (1,628,067)     (1,630,319)     (1,258,780)
                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .............       (420,706)       (906,812)             --        (131,638)
  From realized capital gains
    on security transactions .............             --      (2,019,387)             --        (749,760)
  Return of capital ......................             --        (265,270)             --              --
                                             ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders ..........       (420,706)     (3,191,469)             --        (881,398)
                                             ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..............      1,407,055       1,964,944         837,122       1,588,631
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ......................        404,615       3,075,937              --         859,223
  Payments for shares redeemed. ..........     (3,806,492)    (20,710,964)     (1,217,113)     (2,844,837)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets from
  capital share transactions .............     (1,994,822)    (15,670,083)       (379,991)       (396,983)
                                             ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS .. ..........     (8,729,933)    (20,489,619)     (2,010,310)     (2,537,161)

NET ASSETS
  Beginning of period ....................     67,266,882      87,756,501      31,423,692      33,960,853
                                             ------------    ------------    ------------    ------------
  End of period ..........................   $ 58,536,949    $ 67,266,882    $ 29,413,382    $ 31,423,692
                                             ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..................   $      7,708    $         --    $     68,874    $     11,508
                                             ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold ...................................         31,588          40,023          66,187         119,232
  Reinvested .............................          9,586          62,867              --          64,918
  Redeemed ...............................        (87,254)       (414,553)        (95,635)       (210,523)
                                             ------------    ------------    ------------    ------------
  Net decrease in shares outstanding .....        (46,080)       (311,663)        (29,448)        (26,373)
  Shares outstanding, beginning of period       1,502,766       1,814,429       2,559,396       2,585,769
                                             ------------    ------------    ------------    ------------
  Shares outstanding, end of period ......      1,456,686       1,502,766       2,529,948       2,559,396
                                             ============    ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                                 ALABAMA TAX FREE
                                                                     BOND FUND
                                                            ----------------------------
                                                             SIX MONTHS
                                                                ENDED           YEAR
                                                              SEPT. 30,        ENDED
                                                                2008          MARCH 31,
                                                             (UNAUDITED)        2008
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .................................   $    452,599    $    872,561
  Net realized gains from security transactions .........             --          16,614
  Net change in unrealized appreciation/
    depreciation on investments .........................       (413,336)        265,263
                                                            ------------    ------------
Net increase in net assets from operations ..............         39,263       1,154,438
                                                            ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ............................       (451,445)       (869,547)
  From realized capital gains on security transactions ..             --         (15,917)
                                                            ------------    ------------
Decrease in net assets from distributions to shareholders       (451,445)       (885,464)
                                                            ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .............................      2,156,288       1,373,954
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ....................        287,080         559,466
  Payments for shares redeemed ..........................       (955,593)     (2,744,430)
                                                            ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ............................      1,487,775        (811,010)
                                                            ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................      1,075,593        (542,036)

NET ASSETS
  Beginning of period ...................................     25,426,397      25,968,433
                                                            ------------    ------------
  End of period .........................................   $ 26,501,990    $ 25,426,397
                                                            ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME .................................   $     16,170    $     15,016
                                                            ============    ============
CAPITAL SHARE ACTIVITY
  Sold ..................................................        205,682         131,729
  Reinvested ............................................         27,508          53,777
  Redeemed ..............................................        (91,325)       (264,214)
                                                            ------------    ------------
  Net increase (decrease) in shares outstanding .........        141,865         (78,708)
  Shares outstanding, beginning of period ...............      2,421,435       2,500,143
                                                            ------------    ------------
  Shares outstanding, end of period .....................      2,563,300       2,421,435
                                                            ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                          YEARS ENDED MARCH 31,
                                               2008       ------------------------------------------------------------------
                                            (UNAUDITED)      2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    44.76    $    48.37    $    52.42    $    47.11    $    46.10    $    34.13
                                            ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income.. ...............         0.29          0.57          0.48          0.50          0.50          0.32
  Net realized and unrealized
    gains (losses) on investments .......        (4.57)        (2.12)         2.90          5.31          1.01         11.97
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (4.28)        (1.55)         3.38          5.81          1.51         12.29
                                            ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.29)        (0.57)        (0.48)        (0.50)        (0.50)        (0.32)
  Distributions from net realized gains .           --         (1.31)        (6.95)           --            --            --
  Return of capital .....................           --         (0.18)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.29)        (2.06)        (7.43)        (0.50)        (0.50)        (0.32)
                                            ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    40.19    $    44.76    $    48.37    $    52.42    $    47.11    $    46.10
                                            ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       (9.60%)(b)    (3.51%)        7.04%        12.39%         3.27%        36.09%
                                            ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....   $   58,537    $   67,267    $   87,757    $  107,243    $  132,922    $  129,719
                                            ==========    ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        0.87%(c)      0.84%         0.84%         0.78%         0.76%         0.79%

Ratio of net investment income
  to average net assets.. ...............        1.28%(c)      1.12%         0.96%         0.95%         1.08%         0.77%

Portfolio turnover rate.. ...............          15%(b)        12%           15%           17%           13%           15%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                                                                PERIOD
                                             SEPT. 30,                    YEARS ENDED MARCH 31,                      ENDED
                                               2008       ----------------------------------------------------     MARCH 31,
                                            (UNAUDITED)      2008          2007          2006          2005         2004 (a)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    12.28    $    13.13    $    13.71    $    11.30    $    10.33    $    10.00
                                            ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income.. ...............         0.03          0.03          0.04          0.05          0.01          0.01
  Net realized and unrealized
    gains (losses) on investments .......        (0.68)        (0.53)         0.45          2.38          0.97          0.68
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (0.65)        (0.50)         0.49          2.43          0.98          0.69
                                            ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..           --         (0.05)        (0.05)        (0.02)        (0.01)        (0.01)
  Distributions from net realized gains .           --         (0.30)        (1.02)           --         (0.00)(b)     (0.35)
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................           --         (0.35)        (1.07)        (0.02)        (0.01)        (0.36)
                                            ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    11.63    $    12.28    $    13.13    $    13.71    $    11.30    $    10.33
                                            ==========    ==========    ==========    ==========    ==========    ==========

Total return (c) ........................       (5.29%)(d)    (3.99%)        3.83%        21.51%         9.47%         6.83%(d)
                                            ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....   $   29,413    $   31,424    $   33,961    $   37,619    $   32,025    $   19,227
                                            ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to
  average net assets (e) ................        1.10%(f)      1.10%         1.10%         1.10%         1.10%         1.09%(f)

Ratio of net investment income
  to average net assets.. ...............        0.35%(f)      0.25%         0.26%         0.37%         0.14%         0.11%(f)

Portfolio turnover rate.. ...............           6%(d)        11%           11%           28%            6%          177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 1.14%(f) for the six months ended September 30, 2008 and 1.12%, 1.12%, 1.11%, 1.23% and
      1.71%(f) for the periods ended March 31, 2008,  2007, 2006, 2005 and 2004, respectively (Note 3).

(f)   Annualized.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                          YEARS ENDED MARCH 31,
                                               2008       ------------------------------------------------------------------
                                            (UNAUDITED)      2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    10.50    $    10.39    $    10.40    $    10.55    $    10.90    $    10.89
                                            ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.18          0.36          0.36          0.34          0.35          0.35
  Net realized and unrealized
    gains (losses) on investments .......        (0.16)         0.12         (0.01)        (0.15)        (0.36)         0.01
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         0.02          0.48          0.35          0.19         (0.01)         0.36
                                            ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.18)        (0.36)        (0.36)        (0.34)        (0.34)        (0.35)
  Distributions from net realized gains .           --         (0.01)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.18)        (0.37)        (0.36)        (0.34)        (0.34)        (0.35)
                                            ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    10.34    $    10.50    $    10.39    $    10.40    $    10.55    $    10.90
                                            ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ........................        0.15%(b)      4.66%         3.38%         1.80%        (0.06%)        3.40%
                                            ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....   $   26,502    $   25,426    $   25,968    $   26,182    $   34,525    $   38,702
                                            ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to
  average net assets (c) ................        0.65%(d)      0.65%         0.65%         0.65%         0.65%         0.65%

Ratio of net investment income
  to average net assets .................        3.37%(d)      3.46%         3.44%         3.25%         3.21%         3.26%

Portfolio turnover rate .................           3%(b)         6%           15%            5%            4%           10%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.77%(d) for the six months ended September 30, 2008 and 0.78%, 0.76%, 0.73%, 0.69% and
      0.68% for the years  ended  March 31,  2008,  2007,  2006,  2005 and 2004, respectively (Note 3).

(d)   Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Funds") are each a no-load series of the Williamsburg Investment Trust (the "Trust"). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's net assets as of September 30, 2008:

-------------------------------------------------------------------------------------------
                                                    THE            THE            THE
                                                 GOVERNMENT     GOVERNMENT       ALABAMA
                                               STREET EQUITY  STREET MID-CAP  TAX FREE BOND
VALUATION INPUTS                                    FUND           FUND           FUND
-------------------------------------------------------------------------------------------
Level 1 - Quoted Prices .....................   $ 55,614,424   $ 26,829,658   $    877,319
Level 2 - Other Significant Observable Inputs      3,965,000      2,554,000     25,407,510
                                                ------------   ------------   ------------
Total .......................................   $ 59,579,424   $ 29,383,658   $ 26,284,829
                                                ============   ============   ============
-------------------------------------------------------------------------------------------

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements -- The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, Funds actively monitor and seek additional collateral, as needed. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the periods ended September 30, 2008 and March 31, 2008 are as follows:

-----------------------------------------------------------------------------------------------
                    PERIODS     ORDINARY  EXEMPT-INTEREST  LONG-TERM   RETURN OF      TOTAL
                     ENDED       INCOME      DIVIDENDS       GAINS      CAPITAL   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
Government Street   09/30/08   $  420,706   $       --   $       --   $       --   $  420,706
  Equity Fund       03/31/08   $1,059,790   $       --   $1,866,409   $  265,270   $3,191,469

Government Street   09/30/08   $       --   $       --   $       --   $       --   $       --
  Mid-Cap Fund      03/31/08   $  150,519   $       --   $  730,879   $       --   $  881,398

Alabama Tax Free    09/30/08   $       --   $  451,445   $       --   $       --   $  451,445
  Bond Fund         03/31/08   $       --   $  869,547   $   15,917   $       --   $  885,464
-----------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2008:

--------------------------------------------------------------------------------
                                  GOVERNMENT       GOVERNMENT        ALABAMA
                                    STREET           STREET          TAX FREE
                                    EQUITY           MID-CAP           BOND
                                     FUND             FUND             FUND
--------------------------------------------------------------------------------
Cost of portfolio investments    $ 40,401,981     $ 25,096,624     $ 26,149,684
                                 ============     ============     ============
Gross unrealized appreciation    $ 22,812,363     $  6,188,897     $    303,642
Gross unrealized depreciation      (3,634,920)      (1,901,863)        (168,497)
                                 ------------     ------------     ------------
Net unrealized appreciation .      19,177,443        4,287,034          135,145
Undistributed ordinary income          15,397           69,072           26,897
Undistributed long-term gains              --            7,085              204
Other gains (losses) ........         828,432         (213,942)              --
Other temporary differences .          (7,689)              --          (26,897)
                                 ------------     ------------     ------------
Total distributable earnings     $ 20,013,583     $  4,149,249     $    135,349
                                 ============     ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Equity Fund and The
Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the six months ended September 30, 2008, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $1,510,757 and $236,919, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund's net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) and has concluded that no provision for income tax is required in these financial statments.

2.    INVESTMENT TRANSACTIONS

During the six months ended September 30, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $9,559,618 and $13,328,848, respectively, for The Government Street Equity Fund; $1,773,580 and $1,803,743, respectively, for The Government Street Mid-Cap Fund; and $2,141,738 and $800,000, respectively, for The Alabama Tax Free Bond Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Leavell Investment Management, Inc. (the "Adviser"), formerly T. Leavell & Associates, Inc., under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The
Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of ..75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

For the six months ended September 30, 2008, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of average daily net assets. Accordingly, the Adviser voluntarily waived $6,508 and $16,027, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the six months ended September 30, 2008.

Certain officers of the Trust are also officers of the Adviser.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund are subject to a minimum monthly fee of $4,000, $4,000 and $3,500, respectively. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (April 1, 2008) shown and held for the entire period (September 30, 2008).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

More information about the Funds' expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

-----------------------------------------------------------------------------------------
                                            Beginning         Ending
                                          Account Value    Account Value   Expenses Paid
                                          April 1, 2008   Sept. 30, 2008   During Period*
-----------------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
-----------------------------------------------------------------------------------------
Based on Actual Fund Return ..........     $ 1,000.00       $   904.00         $ 4.15
-----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses) .................     $ 1,000.00       $ 1,020.71         $ 4.41
-----------------------------------------------------------------------------------------
THE GOVERNMENT STREET MID-CAP FUND
-----------------------------------------------------------------------------------------
Based on Actual Fund Return ..........     $ 1,000.00       $   947.10         $ 5.37
-----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses) .................     $ 1,000.00       $ 1,019.55         $ 5.57
-----------------------------------------------------------------------------------------
THE ALABAMA TAX FREE BOND FUND
-----------------------------------------------------------------------------------------
Based on Actual Fund Return ..........     $ 1,000.00       $ 1,001.50         $ 3.26
-----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses) .................     $ 1,000.00       $ 1,021.81         $ 3.29
-----------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                 The Government Street Equity Fund         0.87%
                 The Government Street Mid-Cap Fund        1.10%
                 The Alabama Tax Free Bond Fund            0.65%

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      This page intentionally left blank.

                           The Government Street Funds
                       ===================================
                              No Load Mutual Funds

                  INVESTMENT ADVISER
                  Leavell Investment Management, Inc.
                  150 Government Street
                  Post Office Box 1307
                  Mobile, AL 36633

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, OH 45246-0707
                  1-866-738-1125

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, MA 02109

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, OH 45202

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt, III

                  PORTFOLIO MANAGERS
                  Thomas W. Leavell,
                    The Government Street Equity Fund
                    The Government Street Mid-Cap Fund
                  Timothy S. Healey,
                    The Government Street Mid-Cap Fund
                    The Alabama Tax Free Bond Fund
                  Richard E. Anthony, Jr.,
                    The Government Street Mid-Cap Fund

--------------------------------------------------------------------------------

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                          ===========================

                                 FBP Value Fund
                               FBP Balanced Fund

                               SEMI-ANNUAL REPORT
                               September 30, 2008
                                  (Unaudited)


                                 NO-LOAD FUNDS

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                         NOVEMBER 20, 2008
================================================================================

We are pleased to report on your Funds and their investments for the semi-annual period ended September 30, 2008. We first will provide some comments on the semi-annual period and then will address our views on the unprecedented financial and economic situation that exists today.

The credit crunch escalated during this six-month period, leading to unprecedented stresses in the financial system, not only in the U.S. but around the world. Equity markets responded as one might expect, with the S&P 500 down 10.9% and the Russell 1000 Value down 11.1%. Fixed income markets as well came under pressure, losing on average about 3% in the wake of bankruptcies and recession concerns. Government intervention in the banking system reached new levels as a number of financial firms were effectively taken over by the government through highly dilutive conservatorships. Other firms were forced into mergers with stronger partners. Since the beginning of the year, Treasury Secretary Henry Paulson, Fed Chairman Ben Bernanke and other government officials have attempted to address problems on a case-by-case basis, only to find their efforts insufficient to stem market fears. In the last few days of the quarter, The Troubled Assets Relief Program (or TARP), a more comprehensive approach intended to address the credit crisis in a more systematic manner, was introduced and then passed by Congress in early October.

The Funds' returns in that tough environment were similar to the overall market, with the FBP Balanced Fund down 7.96% and the FBP Value Fund down 12.04%. The investments the Funds held in both Health Care and Information Technology were beneficial to returns. Late in the period, Energy and other commodity prices began to break down, which we had been anticipating for some time. Weakness in those sectors aided the Funds' relative performance because of their lower exposure to commodity-sensitive stocks. Stock selection in Financials prevented results from being much better, as the Funds held some stocks that were severely impacted by turmoil in the sector. The fixed income portion of the Balanced Fund performed much better than the overall fixed income market due to the short maturity structure and high quality nature of the holdings.

Since September 30, 2008, it has become apparent that a severe global recession is occurring and is being accompanied by an unprecedented financial crisis. A number of factors have led to a substantial sell-off in stocks and fixed income investments since September 30th. Consumers, weighted down by the problems in the housing industry and too much debt, are holding back on spending except for essentials, while financial institutions and businesses are reducing costs and preparing for a tough period ahead. This loss of confidence is producing a sharp reduction in economic activity both here and abroad. Hedge funds, as well as the majority of the larger financial institutions worldwide, had over the last several years leveraged their portfolios to produce higher returns. We, and many others, believe that the volatile and swift correction in financial prices over the last couple of months is a reflection of the de-leveraging of those portfolios and their need to raise cash for redeeming investors. Funds are being pulled from hedge funds to move to other investment choices; however those funds cannot be reinvested until early 2009. It is also clear to us that economic conditions will be tough for some time.

While we do not know how long this down cycle may last, we do know there are some positives at work. Although more time is needed to see additional benefits, the substantial monetary and fiscal policies being carried out worldwide are beginning to unfreeze the credit markets. Additional fiscal and monetary stimulus packages are being planned. Rising commodity costs, especially energy, contributed significantly to the slowing global economy. Now, lower energy prices should cause these forces to begin to work in reverse and allow consumer incomes to be directed to other uses. Lower inflation, also acting as a positive, will be evident in the months ahead. The reduction in home prices has improved affordability. That, combined with the Government's efforts to help stressed homeowners, should bring about stabilization of the housing market in the foreseeable future. Investor sentiment today is extremely negative, resulting in an oversold market and thus, tremendous values. Timing of a rebound is the big question, and it depends to a large extent on when most or all of the negatives are reflected in prices. A significant portion of the cash raised over the past several months is sitting on the sidelines waiting for an opportunity to come back into the market. We believe the lower stock and bond prices today will ultimately result in above-average returns, however time and patience will be required.

It is vital that we now step back and attempt to look ahead at how we as investors should respond to this changed landscape. While it is difficult to say precisely when the markets may improve, we do believe that the majority of the damage is now behind us. That said, our focus has always been to find excellent value, but more so than ever, we combine it with an emphasis on seeking companies having strong financial flexibility and their ability to weather this storm.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. And again, we thank you for your investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager
November 20, 2008

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT'S ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.FBPINC.COM.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

STANDARD & POOR'S 500 INDEX        FBP VALUE FUND       CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------
       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     09/30/98  $10,000           09/30/98  $10,000        09/30/98  $10,000
     12/31/98   12,130           12/31/98   12,461        12/31/98   10,042
     03/31/99   12,734           03/31/99   12,774        03/31/99   10,067
     06/30/99   13,632           06/30/99   14,494        06/30/99   10,158
     09/30/99   12,780           09/30/99   12,586        09/30/99   10,213
     12/31/99   14,682           12/31/99   12,925        12/31/99   10,293
     03/31/00   15,019           03/31/00   12,084        03/31/00   10,390
     06/30/00   14,620           06/30/00   11,649        06/30/00   10,494
     09/30/00   14,478           09/30/00   12,116        09/30/00   10,574
     12/31/00   13,345           12/31/00   12,678        12/31/00   10,653
     03/31/01   11,763           03/31/01   12,951        03/31/01   10,758
     06/30/01   12,452           06/30/01   13,911        06/30/01   10,874
     09/30/01   10,624           09/30/01   12,225        09/30/01   10,862
     12/31/01   11,759           12/31/01   14,121        12/31/01   10,856
     03/31/02   11,791           03/31/02   14,141        03/31/02   10,880
     06/30/02   10,212           06/30/02   12,339        06/30/02   11,002
     09/30/02    8,447           09/30/02   10,261        09/30/02   11,057
     12/31/02    9,160           12/31/02   11,056        12/31/02   11,094
     03/31/03    8,872           03/31/03   10,378        03/31/03   11,204
     06/30/03   10,237           06/30/03   12,431        06/30/03   11,228
     09/30/03   10,508           09/30/03   12,999        09/30/03   11,296
     12/31/03   11,788           12/31/03   14,585        12/31/03   11,290
     03/31/04   11,987           03/31/04   15,214        03/31/04   11,394
     06/30/04   12,194           06/30/04   15,393        06/30/04   11,572
     09/30/04   11,966           09/30/04   14,835        09/30/04   11,596
     12/31/04   13,071           12/31/04   16,162        12/31/04   11,688
     03/31/05   12,790           03/31/05   15,921        03/31/05   11,829
     06/30/05   12,965           06/30/05   16,291        06/30/05   11,990
     09/30/05   13,432           09/30/05   16,564        09/30/05   12,113
     12/31/05   13,713           12/31/05   17,108        12/31/05   12,187
     03/31/06   14,290           03/31/06   17,837        03/31/06   12,256
     06/30/06   14,084           06/30/06   17,622        06/30/06   12,490
     09/30/06   14,882           09/30/06   18,957        09/30/06   12,576
     12/31/06   15,879           12/31/06   20,130        12/31/06   12,427
     03/31/07   15,980           03/31/07   19,900        03/31/07   12,550
     06/30/07   16,983           06/30/07   21,088        06/30/07   12,825
     09/30/07   17,328           09/30/07   20,635        09/30/07   12,823
     12/31/07   16,751           12/31/07   18,722        12/31/07   12,962
     03/31/08   15,169           03/31/08   16,651        03/31/08   13,056
     06/30/08   14,754           06/30/08   14,969        06/30/08   13,360
     09/30/08   13,520           09/30/08   14,646        09/30/08   13,511

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED) (CONTINUED)
================================================================================

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

STANDARD & POOR'S 500 INDEX      FBP BALANCED FUND      CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------
       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     09/30/98  $10,000           09/30/98  $10,000        09/30/98  $10,000
     12/31/98   12,130           12/31/98   11,644        12/31/98   10,042
     03/31/99   12,734           03/31/99   11,979        03/31/99   10,067
     06/30/99   13,632           06/30/99   13,031        06/30/99   10,158
     09/30/99   12,780           09/30/99   11,840        09/30/99   10,213
     12/31/99   14,682           12/31/99   12,262        12/31/99   10,293
     03/31/00   15,019           03/31/00   11,754        03/31/00   10,390
     06/30/00   14,620           06/30/00   11,394        06/30/00   10,494
     09/30/00   14,478           09/30/00   11,853        09/30/00   10,574
     12/31/00   13,345           12/31/00   12,391        12/31/00   10,653
     03/31/01   11,763           03/31/01   12,617        03/31/01   10,758
     06/30/01   12,452           06/30/01   13,253        06/30/01   10,874
     09/30/01   10,624           09/30/01   12,338        09/30/01   10,862
     12/31/01   11,759           12/31/01   13,621        12/31/01   10,856
     03/31/02   11,791           03/31/02   13,591        03/31/02   10,880
     06/30/02   10,212           06/30/02   12,408        06/30/02   11,002
     09/30/02    8,447           09/30/02   11,070        09/30/02   11,057
     12/31/02    9,160           12/31/02   11,751        12/31/02   11,094
     03/31/03    8,872           03/31/03   11,395        03/31/03   11,204
     06/30/03   10,237           06/30/03   13,034        06/30/03   11,228
     09/30/03   10,508           09/30/03   13,470        09/30/03   11,296
     12/31/03   11,788           12/31/03   14,679        12/31/03   11,290
     03/31/04   11,987           03/31/04   15,177        03/31/04   11,394
     06/30/04   12,194           06/30/04   15,270        06/30/04   11,572
     09/30/04   11,966           09/30/04   14,885        09/30/04   11,596
     12/31/04   13,071           12/31/04   15,859        12/31/04   11,688
     03/31/05   12,790           03/31/05   15,663        03/31/05   11,829
     06/30/05   12,965           06/30/05   15,929        06/30/05   11,990
     09/30/05   13,432           09/30/05   16,116        09/30/05   12,113
     12/31/05   13,713           12/31/05   16,519        12/31/05   12,187
     03/31/06   14,290           03/31/06   17,042        03/31/06   12,256
     06/30/06   14,084           06/30/06   16,950        06/30/06   12,490
     09/30/06   14,882           09/30/06   17,925        09/30/06   12,576
     12/31/06   15,879           12/31/06   18,776        12/31/06   12,427
     03/31/07   15,980           03/31/07   18,695        03/31/07   12,550
     06/30/07   16,983           06/30/07   19,554        06/30/07   12,825
     09/30/07   17,328           09/30/07   19,365        09/30/07   12,823
     12/31/07   16,751           12/31/07   18,252        12/31/07   12,962
     03/31/08   15,169           03/31/08   16,962        03/31/08   13,056
     06/30/08   14,754           06/30/08   15,784        06/30/08   13,360
     09/30/08   13,520           09/30/08   15,612        09/30/08   13,511

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS (a)
                               (FOR PERIODS ENDED SEPTEMBER 30, 2008)

                                       1 YEAR       5 YEARS       10 YEARS
                                       ------       -------       --------
FBP Value Fund                         -29.02%        2.42%         3.89%
FBP Balanced Fund                      -19.38%        2.99%         4.56%
Standard & Poor's 500 Index            -21.98%        5.17%         3.06%
Consumer Price Index                     5.37%        3.65%         3.05%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do reflect the deduction of taxes a shareholder would pay on Funds distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

GENERAL INFORMATION
--------------------------------------------------
Net Asset Value Per share                   $18.32
Total Net assets (Millions)                  $33.8
Current Expense Ratio                        1.07%
Portfolio Turnover                              8%
Fund Inception Date                        7/30/93


                                      FBP VALUE       S&P 500
STOCK CHARACTERISTICS                    FUND          INDEX
-------------------------------------------------------------
Number of Stocks                            42            500
Weighted Avg Market
   Capitalization (Billions)              82.3           86.3
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS)              12.5           11.9
Price-to-Book Value                        1.9            2.2


ASSET ALLOCATION
--------------------------------------------------

[PIE CHART OMITTED]

Stocks                                       99.1%
Cash Equivalents                              0.9%


SECTOR DIVERSIFICATION VS. THE S&P 500 INDEX
-------------------------------------------------------------

[BAR CHART OMITTED]                         (% OF NET ASSETS)

                                     FBP VALUE FUND    S&P 500 INDEX
                                     --------------    -------------
Consumer Discretionary                   14.5%              8.5%
Consumer Staples                          8.8%             12.2%
Energy                                    4.7%             13.4%
Financials                               20.0%             15.9%
Health Care                              17.5%             13.1%
Industrials                              13.2%             11.1%
Information Technology                   18.4%             16.0%
Materials                                 2.0%              3.4%
Telecommunication Services                0.0%              3.0%
Utilities                                 0.0%              3.6%
Cash Equivalents                          0.9%              0.0%


TEN LARGEST EQUITY HOLDINGS             % OF NET ASSETS
-------------------------------------------------------
Bank of America Corporation                   5.1%
International Business Machines Corporation   4.8%
JPMorgan Chase & Company                      4.7%
Wal-Mart Stores, Inc.                         4.6%
Johnson & Johnson                             3.7%
Amgen, Inc.                                   3.5%
Pfizer, Inc.                                  3.4%
Travelers Companies, Inc. (The)               3.2%
General Electric Company                      3.1%
Masco Corporation                             3.1%

FBP BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

GENERAL INFORMATION
--------------------------------------------------
Net Asset Value Per share                   $14.41
Total Net assets (Millions)                  $46.7
Current Expense Ratio                        1.00%
Portfolio Turnover                             11%
Fund Inception Date                         7/3/89

ASSET ALLOCATION
--------------------------------------------------

[PIE CHART OMITTED]

Cash Equivalents                              3.3%
Fixed Income                                 28.6%
Stocks                                       68.1%


STOCK PORTFOLIO (68.1% OF FUND)
--------------------------------------------------
Number of Stocks                                42
Weighted Avg Market
   Capitalization (Billions)                  83.6
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS)                  12.5
Price-to-Book Value                            1.9


FIVE LARGEST SECTORS                    % OF NET ASSETS
-------------------------------------------------------
Financials                                   14.1%
Information Technology                       12.8%
Health Care                                  11.9%
Consumer Discretionary                        9.5%
Industrials                                   8.5%


TEN LARGEST EQUITY HOLDINGS             % OF NET ASSETS
-------------------------------------------------------
JPMorgan Chase & Company                      3.5%
Wal-Mart Stores, Inc.                         3.3%
International Business
   Machines Corporation                       3.3%
Bank of America Corporation                   3.0%
Pfizer, Inc.                                  2.6%
Johnson & Johnson                             2.5%
Amgen, Inc.                                   2.3%
General Electric Company                      2.2%
Northern Trust Company, 7.10%,
   due 08/01/2009                             2.1%
Cisco Systems, Inc.                           2.1%


FIXED INCOME PORTFOLIO (28.6% OF FUND)
--------------------------------------------------
Number of Fixed Income Securities               18
Average Quality                                  A
Average Stated Maturity                        1.7
Average Effective Duration                     1.6


SECTOR BREAKDOWN                        % OF NET ASSETS
-------------------------------------------------------
U.S. Treasury                                 1.7%
Government Agency                             7.6%
Corporate                                    19.3%

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 99.1%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 14.5%
    20,000   Best Buy Company, Inc. ............................   $    750,000
    27,000   Family Dollar Stores, Inc. ........................        639,900
    34,300   General Motors Corporation ........................        324,135
    29,400   Home Depot, Inc. (The) ............................        761,166
    25,500   KB Home ...........................................        501,840
    19,600   Kohl's Corporation (a) ............................        903,168
    26,500   Macy's, Inc. ......................................        476,470
    34,300   Wyndham Worldwide Corporation .....................        538,853
                                                                   ------------
                                                                      4,895,532
                                                                   ------------
             CONSUMER STAPLES -- 8.8%
    18,000   CVS Caremark Corporation ..........................        605,880
     7,800   Kimberly-Clark Corporation ........................        505,752
    26,000   Wal-Mart Stores, Inc. .............................      1,557,140
    10,000   Walgreen Company ..................................        309,600
                                                                   ------------
                                                                      2,978,372
                                                                   ------------
             ENERGY -- 4.7%
    18,000   BJ Services Company ...............................        344,340
    15,600   Pioneer Natural Resources Company (b) .............        815,568
     7,400   Royal Dutch Shell PLC - ADR - Class A .............        436,674
                                                                   ------------
                                                                      1,596,582
                                                                   ------------
             FINANCIALS -- 20.0%
    15,000   American Express Company ..........................        531,450
    32,700   American International Group, Inc. ................        108,891
    49,000   Bank of America Corporation .......................      1,715,000
    40,000   Citigroup, Inc. ...................................        820,400
     3,000   Comerica, Inc. ....................................         98,370
    34,000   JPMorgan Chase & Company ..........................      1,587,800
    19,000   Lincoln National Corporation ......................        813,390
    24,000   Travelers Companies, Inc. (The) ...................      1,084,800
                                                                   ------------
                                                                      6,760,101
                                                                   ------------
             HEALTH CARE -- 17.5%
    19,800   Amgen, Inc. (a) ...................................      1,173,546
    18,000   Johnson & Johnson .................................      1,247,040
    17,500   Merck & Company, Inc. .............................        552,300
    63,000   Pfizer, Inc. ......................................      1,161,720
    29,000   Watson Pharmaceuticals, Inc. (a) ..................        826,500
    20,600   WellPoint, Inc. (a) ...............................        963,462
                                                                   ------------
                                                                      5,924,568
                                                                   ------------
             INDUSTRIALS -- 13.2%
    17,600   Avery Dennison Corporation ........................        782,848
    10,100   FedEx Corporation .................................        798,304
    41,000   General Electric Company ..........................      1,045,500
    25,000   Ingersoll-Rand Company Ltd. - Class A .............        779,250
    58,000   Masco Corporation .................................      1,040,520
                                                                   ------------
                                                                      4,446,422
                                                                   ------------

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
================================================================================
    SHARES   COMMON STOCKS -- 99.1% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 18.4%
    45,000   Cisco Systems, Inc. (a) ...........................   $  1,015,200
    19,000   Computer Sciences Corporation (a) .................        762,470
    39,000   Dell, Inc. (a) ....................................        642,720
    95,818   Flextronics International Ltd. (a) ................        678,391
    19,000   Hewlett-Packard Company ...........................        878,560
    14,000   International Business Machines Corporation .......      1,637,440
    23,000   Microsoft Corporation .............................        613,870
                                                                   ------------
                                                                      6,228,651
                                                                   ------------
             MATERIALS -- 2.0%
    30,000   Sealed Air Corporation ............................        659,700
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $30,990,457) ............   $ 33,489,928
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 2.8%                                VALUE
--------------------------------------------------------------------------------
   960,478   Fidelity Institutional Money Market Government
             Portfolio - Class I, 2.187% (c) (Cost $960,478) ...   $    960,478
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.9%
               (Cost $31,950,935) ..............................   $ 34,450,406

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%) ...       (658,937)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 33,791,469
                                                                   ============

(a)   Non-income producing security.

(b)   Security covers a written call option.

(c) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2008 (UNAUDITED)
============================================================================================
 OPTION                                                                VALUE OF     PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                                       OPTIONS     RECEIVED
--------------------------------------------------------------------------------------------
        50   Pioneer Natural Resources Company, 12/20/2008 at $85 ...   $ 1,250    $  33,509
        50   Pioneer Natural Resources Company, 01/17/2009 at $70 ...     7,500       34,163
                                                                        -------    ---------
                                                                        $ 8,750    $  67,672
                                                                        =======    =========

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 68.1%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 9.5%
    17,000   Best Buy Company, Inc. ............................   $    637,500
    25,000   Family Dollar Stores, Inc. ........................        592,500
    26,000   General Motors Corporation ........................        245,700
    26,000   Home Depot, Inc. (The) ............................        673,140
    28,000   KB Home ...........................................        551,040
    16,000   Kohl's Corporation (a) ............................        737,280
    32,000   Macy's, Inc. ......................................        575,360
    28,000   Wyndham Worldwide Corporation .....................        439,880
                                                                   ------------
                                                                      4,452,400
                                                                   ------------
             CONSUMER STAPLES -- 6.5%
    20,000   CVS Caremark Corporation ..........................        673,200
     7,700   Kimberly-Clark Corporation ........................        499,268
    26,000   Wal-Mart Stores, Inc. .............................      1,557,140
    10,000   Walgreen Company ..................................        309,600
                                                                   ------------
                                                                      3,039,208
                                                                   ------------
             ENERGY -- 3.3%
    17,200   BJ Services Company ...............................        329,036
    17,000   Pioneer Natural Resources Company (b) .............        888,760
     5,300   Royal Dutch Shell PLC - ADR - Class A .............        312,753
                                                                   ------------
                                                                      1,530,549
                                                                   ------------
             FINANCIALS -- 14.1%
    18,000   American Express Company ..........................        637,740
    27,500   American International Group, Inc. ................         91,575
    40,000   Bank of America Corporation .......................      1,400,000
    45,000   Citigroup, Inc. ...................................        922,950
     5,000   Comerica, Inc. ....................................        163,950
    35,000   JPMorgan Chase & Company ..........................      1,634,500
    18,700   Lincoln National Corporation ......................        800,547
    21,000   Travelers Companies, Inc. (The) ...................        949,200
                                                                   ------------
                                                                      6,600,462
                                                                   ------------
             HEALTH CARE -- 11.9%
    18,000   Amgen, Inc. (a) ...................................      1,066,860
    17,000   Johnson & Johnson .................................      1,177,760
    15,600   Merck & Company, Inc. .............................        492,336
    65,000   Pfizer, Inc. ......................................      1,198,600
    26,000   Watson Pharmaceuticals, Inc. (a) ..................        741,000
    18,500   WellPoint, Inc. (a) ...............................        865,245
                                                                   ------------
                                                                      5,541,801
                                                                   ------------
             INDUSTRIALS -- 8.5%
    15,500   Avery Dennison Corporation ........................        689,440
     7,400   FedEx Corporation .................................        584,896
    40,000   General Electric Company ..........................      1,020,000
    24,500   Ingersoll-Rand Company Ltd. - Class A .............        763,665
    50,000   Masco Corporation .................................        897,000
                                                                   ------------
                                                                      3,955,001
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 68.1% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 12.8%
    43,000   Cisco Systems, Inc. (a) ...........................   $    970,080
    19,000   Computer Sciences Corporation (a) .................        762,470
    38,000   Dell, Inc. (a) ....................................        626,240
    88,000   Flextronics International Ltd. (a) ................        623,040
    16,000   Hewlett-Packard Company ...........................        739,840
    13,000   International Business Machines Corporation .......      1,520,480
    27,000   Microsoft Corporation .............................        720,630
                                                                   ------------
                                                                      5,962,780
                                                                   ------------
             MATERIALS -- 1.5%
    32,000   Sealed Air Corporation ............................        703,680
                                                                   ------------
             TOTAL COMMON STOCKS (Cost $27,226,200) ............   $ 31,785,881
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.3%            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 1.7%
$  750,000     4.50%, due 11/15/2010 ...........................   $    789,668
                                                                   ------------

             FEDERAL HOME LOAN BANK -- 6.0%
   500,000     4.035%, due 03/09/2009 ..........................        501,995
   750,000     4.375%, due 03/17/2010 ..........................        761,629
   750,000     4.375%, due 10/22/2010 ..........................        763,841
   750,000     5.05%, due 08/24/2011 ...........................        760,524
                                                                   ------------
                                                                      2,787,989
                                                                   ------------

             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.6%
   750,000     5.25%, due 10/06/2011 ...........................        750,244
                                                                   ------------

             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $4,285,366) ...............................   $  4,327,901
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 19.3%                                  VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 6.5%
             Credit Suisse First Boston USA, Inc.,
$  750,000     4.70%, due 06/01/2009 ...........................   $    741,671
             International Lease Finance Corporation,
   750,000     5.40%, due 02/15/2012 ...........................        556,069
             Northern Trust Company,
 1,000,000     7.10%, due 08/01/2009 ...........................      1,008,236
             Prudential Financial, Inc.,
   750,000     5.80%, due 06/15/2012 ...........................        747,444
                                                                   ------------
                                                                      3,053,420
                                                                   ------------
             HEALTH CARE -- 1.6%
             UnitedHealth Group, Inc.
   750,000     5.25%, due 03/15/2011 ...........................        745,643
                                                                   ------------
             INDUSTRIALS -- 8.0%
             Donnelley (R.R.) & Sons Company,
   750,000     3.75%, due 04/01/2009 ...........................        739,477
             Kraft Foods, Inc.,
   750,000     5.625%, due 11/01/2011 ..........................        752,796
             Newell Rubbermaid, Inc.,
   750,000     4.625%, due 12/15/2009 ..........................        745,727
             Ryder System, Inc.,
   750,000     5.00%, due 04/01/2011 ...........................        739,486
             Union Pacific Corporation,
   750,000     3.625%, due 06/01/2010 ..........................        739,415
                                                                   ------------
                                                                      3,716,901
                                                                   ------------
             UTILITIES -- 3.2%
             Ohio Power Company,
   750,000     5.30%, due 11/01/2010 ...........................        754,590
             Public Service Electric & Gas Company,
   750,000     4.00%, due 11/01/2008 ...........................        748,935
                                                                   ------------
                                                                      1,503,525
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $9,232,946) ...........   $  9,019,489
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.3%                                VALUE
--------------------------------------------------------------------------------
 2,014,727   Fidelity Institutional Money Market Government
               Portfolio - Class I, 2.187% (c) (Cost $2,014,727)   $  2,014,727
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.0%
               (Cost $42,759,239) ..............................   $ 47,147,998

             LIABILITIES IN EXCESS OF  OTHER ASSETS -- (1.0%) ..       (483,855)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 46,664,143
                                                                   ============

(a)   Non-income producing security.

(b)   Security covers a written call option.

(c) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.


FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2008 (UNAUDITED)
============================================================================================
 OPTION                                                                VALUE OF     PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                                       OPTIONS     RECEIVED
--------------------------------------------------------------------------------------------
        40   Pioneer Natural Resources Company, 12/20/2008 at $85       $ 1,000    $  26,807
        40   Pioneer Natural Resources Company, 01/17/2009 at $60        13,200       24,194
        40   Pioneer Natural Resources Company, 01/17/2009 at $70         6,000       27,284
                                                                        -------    ---------
                                                                        $20,200    $  78,285
                                                                        =======    =========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2008 (UNAUDITED)
=========================================================================================
                                                                 FBP             FBP
                                                                VALUE          BALANCED
                                                                 FUND            FUND
-----------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
     At acquisition cost .................................   $ 31,950,935    $ 42,759,239
                                                             ============    ============
     At value (Note 1) ...................................   $ 34,450,406    $ 47,147,998
   Dividends and interest receivable .....................         42,710         250,215
   Receivable for capital shares sold ....................            925           4,181
   Other assets ..........................................          8,427           5,248
                                                             ------------    ------------
     TOTAL ASSETS ........................................     34,502,468      47,407,642
                                                             ------------    ------------
LIABILITIES
   Distributions payable .................................          3,058          21,645
   Payable for investment securities purchased ...........        663,450         647,749
   Payable for capital shares redeemed ...................          1,519          11,113
   Accrued investment advisory fees (Note 3) .............         20,388          26,943
   Payable to Administrator (Note 3) .....................          4,200           5,500
   Accrued compliance fees (Note 3) ......................            700             700
   Other accrued expenses and liabilities ................          8,934           9,649
   Covered call options, at value (Notes 1 and 4)
     (premiums received $67,672 and $78,285, respectively)          8,750          20,200
                                                             ------------    ------------
     TOTAL LIABILITIES ...................................        710,999         743,499
                                                             ------------    ------------

NET ASSETS ...............................................   $ 33,791,469    $ 46,664,143
                                                             ============    ============
Net assets consist of:
   Paid-in capital .......................................   $ 32,966,244    $ 43,490,614
   Accumulated undistributed net investment income.. .....          7,737          48,367
   Accumulated net realized losses from
     security transactions ...............................     (1,740,905)     (1,321,682)
   Net unrealized appreciation on investments ............      2,558,393       4,446,844
                                                             ------------    ------------
Net assets ...............................................   $ 33,791,469    $ 46,664,143
                                                             ============    ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) .      1,845,000       3,238,840
                                                             ============    ============
Net asset value, offering price and redemption
   price per share (Note 1) ..............................   $      18.32    $      14.41
                                                             ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
===================================================================================
                                                            FBP            FBP
                                                           VALUE         BALANCED
                                                            FUND           FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................   $         --    $    473,187
   Dividends .......................................        495,040         354,264
                                                       ------------    ------------
     TOTAL INVESTMENT INCOME .......................        495,040         827,451
                                                       ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ...............        138,035         181,347
   Administration fees (Note 3) ....................         27,719          35,414
   Professional fees ...............................          8,004           8,703
   Trustees' fees and expenses .....................          8,147           8,147
   Registration fees ...............................          6,580           3,705
   Postage and supplies ............................          5,227           4,392
   Compliance fees and expenses (Note 3) ...........          4,754           4,751
   Custodian and bank service fees .................          4,828           4,144
   Insurance expense ...............................          1,834           2,271
   Printing of shareholder reports .................          2,061           1,358
   Other expenses ..................................          3,687           5,929
                                                       ------------    ------------
     TOTAL EXPENSES ................................        210,876         260,161
                                                       ------------    ------------

NET INVESTMENT INCOME ..............................        284,164         567,290
                                                       ------------    ------------
REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS
   Net realized losses on security transactions ....     (1,636,424)     (1,227,220)
   Net realized losses on option contracts written..        (81,358)             --
   Net change in unrealized appreciation/
     depreciation on investments ...................     (3,508,763)     (3,671,259)
                                                       ------------    ------------
NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ..................................     (5,226,545)     (4,898,479)
                                                       ------------    ------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS .................................   $ (4,942,381)   $ (4,331,189)
                                                       ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                       FBP                             FBP
                                                   VALUE FUND                     BALANCED FUND
                                           ------------------------------------------------------------
                                            SIX MONTHS                      SIX MONTHS
                                              ENDED            YEAR           ENDED            YEAR
                                             SEPT. 30,        ENDED          SEPT. 30,        ENDED
                                               2008          MARCH 31,         2008         MARCH 31,
                                            (UNAUDITED)        2008         (UNAUDITED)        2008
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................   $    284,164    $    679,283    $    567,290    $  1,321,239
  Net realized gains (losses) on:
    Security transactions ..............     (1,636,424)      3,349,834      (1,227,220)      3,294,326
    Option contracts written ...........        (81,358)        119,265              --         112,605
    In-kind redemptions (Note 1). ......             --         370,882              --              --
  Net change in unrealized appreciation/
    depreciation on investments.. ......     (3,508,763)    (13,281,533)     (3,671,259)    (10,396,097)
                                           ------------    ------------    ------------    ------------
Net decrease in net assets
  from operations ......................     (4,942,381)     (8,762,269)     (4,331,189)     (5,667,927)
                                           ------------    ------------    ------------    ------------
DISTRIBUTIONS TO
  SHAREHOLDERS
  From net investment income ...........       (276,427)       (687,582)       (564,589)     (1,357,079)
  From realized capital gains on
    security transactions ..............             --      (3,492,371)             --      (3,501,622)
  Return of capital ....................             --        (393,309)             --        (219,267)
                                           ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders.. ......       (276,427)     (4,573,262)       (564,589)     (5,077,968)
                                           ------------    ------------    ------------    ------------
FROM CAPITAL
  SHARE TRANSACTIONS
  Proceeds from shares sold ............      1,027,477       3,160,085         582,961       3,637,669
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ....................        269,419       4,441,138         512,506       4,737,391
  Payments for shares redeemed .........     (5,358,145)    (11,427,076)     (4,530,669)     (8,991,631)
                                           ------------    ------------    ------------    ------------
Net decrease in net assets
  fromcapital share transactions. ......     (4,061,249)     (3,825,853)     (3,435,202)       (616,571)
                                           ------------    ------------    ------------    ------------
TOTAL DECREASE
  IN NET ASSETS ........................     (9,280,057)    (17,161,384)     (8,330,980)    (11,362,466)

NET ASSETS
  Beginning of period ..................     43,071,526      60,232,910      54,995,123      66,357,589
                                           ------------    ------------    ------------    ------------
  End of period ........................   $ 33,791,469    $ 43,071,526    $ 46,664,143    $ 54,995,123
                                           ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ................   $      7,737    $         --    $     48,367    $     45,666
                                           ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold .................................         51,548         121,432          37,853         196,696
  Reinvested ...........................         14,519         173,994          35,277         265,687
  Redeemed .............................       (272,661)       (450,272)       (305,166)       (493,053)
                                           ------------    ------------    ------------    ------------
  Net decrease in shares outstanding ...       (206,594)       (154,846)       (232,036)        (30,670)
  Shares outstanding at
    beginning of period ................      2,051,594       2,206,440       3,470,876       3,501,546
                                           ------------    ------------    ------------    ------------
  Shares outstanding at end of period ..      1,845,000       2,051,594       3,238,840       3,470,876
                                           ============    ============    ============    ============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                          YEARS ENDED MARCH 31,
                                               2008       ------------------------------------------------------------------
                                            (UNAUDITED)      2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    20.99    $    27.30    $    26.60    $    25.73    $    24.86    $    17.12
                                            ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.15          0.32          0.33          0.32          0.29          0.22
  Net realized and unrealized gains
    (losses) on investments .............        (2.68)        (4.43)         2.71          2.70          0.86          7.74
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (2.53)        (4.11)         3.04          3.02          1.15          7.96
                                            ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.14)        (0.32)        (0.33)        (0.32)        (0.28)        (0.22)
  Distributions from net realized gains .           --         (1.68)        (2.01)        (1.83)           --            --
  Return of capital .....................           --         (0.20)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.14)        (2.20)        (2.34)        (2.15)        (0.28)        (0.22)
                                            ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    18.32    $    20.99    $    27.30    $    26.60    $    25.73    $    24.86
                                            ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ........................      (12.04%)(b)   (16.33%)       11.57%        12.03%         4.65%        46.60%
                                            ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....   $   33,791    $   43,072    $   60,233    $   59,611    $   61,212    $   50,400
                                            ==========    ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        1.07%(c)      1.01%         1.01%         1.01%         1.00%         1.02%

Ratio of net investment income to
  average net assets ....................        1.44%(c)      1.21%         1.19%         1.17%         1.17%         0.94%

Portfolio turnover rate .................           8%(b)        26%           16%           15%           15%           19%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                          YEARS ENDED MARCH 31,
                                               2008       ------------------------------------------------------------------
                                            (UNAUDITED)      2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    15.84    $    18.95    $    18.39    $    18.06    $    18.40    $    14.46
                                            ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.17          0.38          0.37          0.33          0.29          0.29
  Net realized and unrealized gains
    (losses) on investments .............        (1.43)        (2.01)         1.39          1.22          0.28          4.49
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (1.26)        (1.63)         1.76          1.55          0.57          4.78
                                            ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.17)        (0.39)        (0.37)        (0.32)        (0.30)        (0.31)
  Distributions from net realized gains .           --         (1.02)        (0.83)        (0.90)        (0.61)        (0.53)
  Return of capital .....................           --         (0.07)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.17)        (1.48)        (1.20)        (1.22)        (0.91)        (0.84)
                                            ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    14.41    $    15.84    $    18.95    $    18.39    $    18.06    $    18.40
                                            ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       (7.96%)(b)    (9.27%)        9.70%         8.81%         3.20%        33.19%
                                            ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....   $   46,664    $   54,995    $   66,358    $   62,781    $   61,466    $   58,290
                                            ==========    ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        1.00%(c)      0.96%         0.97%         0.99%         0.96%         0.98%

Ratio of net investment income to
  average net assets ....................        2.18%(c)      2.05%         1.95%         1.75%         1.62%         1.68%

Portfolio turnover rate .................          11%(b)        29%           17%           24%           17%           21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2008 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the "Funds") are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation --The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's net assets as of September 30, 2008:

--------------------------------------------------------------------------------
                                                          FBP           FBP
                                                      VALUE FUND   BALANCED FUND
--------------------------------------------------------------------------------
Level 1 - Quoted prices ..........................   $ 34,441,656   $ 33,780,408
Level 2 - Other significant observable inputs ....             --     13,347,390
                                                     ------------   ------------
Total ............................................   $ 34,441,656   $ 47,127,798
                                                     ============   ============
--------------------------------------------------------------------------------

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements -- Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the periods ended September 30, 2008 and March 31, 2008 are as follows:

--------------------------------------------------------------------------------
                           ORDINARY     LONG-TERM      RETURN OF       TOTAL
PERIOD ENDED                INCOME    CAPITAL GAINS     CAPITAL    DISTRIBUTIONS
--------------------------------------------------------------------------------
FBP Value Fund
09/30/08 ..............   $  276,427    $       --    $       --    $  276,427
03/31/08 ..............   $  699,173    $3,480,780    $  393,309    $4,573,262
--------------------------------------------------------------------------------
FBP Balanced Fund
09/30/08 ..............   $  564,589    $       --    $       --    $  564,589
03/31/08 ..............   $1,403,338    $3,455,363    $  219,267    $5,077,968
--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates --The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2008:

--------------------------------------------------------------------------------
                                                         FBP           FBP
                                                     VALUE FUND    BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and written options   $ 31,883,263   $ 42,636,050
                                                    ============   ============
Gross unrealized appreciation ...................   $  8,677,856   $  9,840,947
Gross unrealized depreciation ...................     (6,119,463)    (5,349,199)
                                                    ------------   ------------
Net unrealized appreciation .....................      2,558,393      4,491,748
Accumulated ordinary income .....................         10,795         25,115
Other temporary differences .....................         (3,058)       (21,645)
Other losses ....................................     (1,740,905)    (1,321,689)
                                                    ------------   ------------
Total distributable earnings ....................   $    825,225   $  3,173,529
                                                    ============   ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2008, the FBP Value Fund realized $370,882 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

During the six months ended September 30, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $3,249,987 and $7,350,790, respectively, for the FBP Value Fund and $5,747,729 and $8,337,613, respectively, for the FBP Balanced Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.    COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 2008 is as follows:

------------------------------------------------------------------------------------------
                                                FBP                         FBP
                                             VALUE FUND                BALANCED FUND
                                       ------------------------    -----------------------
                                        OPTION         OPTION       OPTION        OPTION
                                       CONTRACTS      PREMIUMS     CONTRACTS     PREMIUMS
------------------------------------------------------------------------------------------
Options outstanding at
   beginning of period .............           --    $       --            --   $       --
Options written ....................          150        97,914           120       78,285
Options cancelled in a closing
   purchase transaction ............          (50)      (30,242)           --           --
                                       ----------    ----------    ----------   ----------
Options outstanding at end of period          100    $   67,672           120   $   78,285
                                       ==========    ==========    ==========   ==========
------------------------------------------------------------------------------------------

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (April 1, 2008) shown and held for the entire period (September 30, 2008).

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period (March 31, 2008 through September 30, 2008.)

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
---------------------------------------------------------------------------------------
                                    Beginning            Ending
                                  Account Value       Account Value      Expenses Paid
                                  April 1, 2008    September 30, 2008    During Period*
---------------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00           $  879.60            $5.04
---------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
     (before expenses)              $1,000.00           $1,019.70            $5.42
---------------------------------------------------------------------------------------

* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

FBP BALANCED FUND
---------------------------------------------------------------------------------------
                                    Beginning            Ending
                                  Account Value       Account Value      Expenses Paid
                                  April 1, 2008    September 30, 2008    During Period*
---------------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00          $920.40               $4.81
---------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
     (before expenses)              $1,000.00        $1,020.05               $5.06
---------------------------------------------------------------------------------------

* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

                      This page intentionally left blank.

--------------------------------------------------------------------------------

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                          ===========================

INVESTMENT ADVISER                         LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.              Sullivan & Worcester LLP
800 Main Street, Second Floor              One Post Office Square
P.O. Box 6138                              Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                   OFFICERS
www.fbpinc.com                             John T. Bruce, President
                                             and Portfolio Manager
ADMINISTRATOR                              John M. Flippin, Vice President
Ultimus Fund Solutions, LLC                R. Gregory Porter, III,
P.O. Box 46707                               Vice President
Cincinnati, Ohio 45246-0707                John H. Hanna, IV, Vice President
TOLL-FREE 1-866-738-1127                   David J. Marshall, Vice President

CUSTODIAN                                  TRUSTEES
US Bank                                    Austin Brockenbrough, III
425 Walnut Street                          John T. Bruce
Cincinnati, Ohio  45202                    Charles M. Caravati, Jr.
                                           Robert S. Harris
INDEPENDENT REGISTERED                     J. Finley Lee, Jr.
PUBLIC ACCOUNTING FIRM                     Richard L. Morrill
Ernst & Young LLP                          Harris V. Morrissette
1900 Scripps Center                        Samuel B. Witt, III
312 Walnut Street
Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

ITEM 2.     CODE OF ETHICS.

Not required

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*     /s/ John F. Splain
                              --------------------------------------------------
                              John F. Splain, Secretary

Date      November 25, 2008
      -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ John T. Bruce
                              --------------------------------------------------
                              John T. Bruce, President (FBP Value Fund and FBP
                              Balanced Fund)

Date      November 25, 2008
      -------------------------

By (Signature and Title)*     /s/ Thomas W. Leavell
                              --------------------------------------------------
                              Thomas W. Leavell, President (The Government
                              Street Equity Fund, The Government Street Mid-Cap
                              Fund and The Alabama Tax Free Bond Fund)

Date      November 25, 2008
      -------------------------

By (Signature and Title)*     /s/ Charles M. Caravati III
                              --------------------------------------------------
                              Charles M. Caravati III, President (The Jamestown
                              Balanced Fund, The Jamestown Equity Fund and The
                              Jamestown International Equity Fund)

Date      November 25, 2008
      -------------------------

By (Signature and Title)*     /s/ Joseph A. Jennings III
                              --------------------------------------------------
                              Joseph A. Jennings III, President
                              (The Jamestown Tax Exempt Virginia Fund)

Date      November 25, 2008
      -------------------------

By (Signature and Title)*     /s/ Lawrence B. Whitlock, Jr.
                              --------------------------------------------------
                              Lawrence B. Whitlock, Jr., President
                              (The Jamestown Select Fund)

Date      November 25, 2008
      -------------------------

By (Signature and Title)*     /s/  Joseph L. Antrim III
                              --------------------------------------------------
                              Joseph L. Antrim III, President
                              (The Davenport Core Fund)

Date      November 25, 2008
      -------------------------

By (Signature and Title)*     /s/ Mark J. Seger
                              --------------------------------------------------
                              Mark J. Seger, Treasurer

Date      November 25, 2008
      -------------------------

* Print the name and title of each signing officer under his or her signature.